                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                [STARWOOD HOTELS & RESORTS WORLDWIDE INC. LOGO]

                                      1999
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                [STARWOOD HOTELS & RESORTS WORLDWIDE INC. LOGO]

Dear Stockholders:

     You are cordially invited to attend Starwood's Annual Meeting of Stockholders, which is being held on Wednesday, May 26, 1999, at 10 a.m., at the Westin Fairfax, 2100 Massachusetts Avenue, N.W., Washington, D.C.

     At this year's Annual Meeting, you will be asked to elect six directors and to approve, among other things, Starwood's 1999 Long-Term Incentive Plan, which provides for incentive and other awards that are designed to provide participants with an increased proprietary interest in our Company. In addition, as required by the Internal Revenue Code, you will also be asked to approve the annual incentive compensation plan for certain executives to permit certain compensation payments to be tax deductible by Starwood. Your vote on these matters is important and we appreciate your continued support.

     Stockholders of record can vote their shares in person at the meeting or by marking their votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope.

                                          Very truly yours,
                                          /s/ Barry S. Sternlicht
                                          Barry S. Sternlicht
                                          Chairman and Chief Executive Officer

                                [STARWOOD LOGO]

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

     The 1999 Annual Meeting of Stockholders of Starwood Hotels & Resorts Worldwide, Inc. (the "Company") will be held at The Westin Fairfax, 2100 Massachusetts Avenue, N.W., Washington, D.C., on May 26, 1999, at 10:00 a.m., local time. The items for business are:

     1. Election of six Directors to the Board of Directors for a term of three years;

     2.  Approval of the Company's 1999 Long-Term Incentive Plan;

     3. Approval of an annual incentive compensation plan for certain executives to permit certain payments to be tax deductible by Starwood; and

     4.  Such other business as may properly come before the meeting.

     Only holders of record of shares of common stock of the Company at the close of business on April 7, 1999 are entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, AND YOUR PROMPTNESS WILL ASSIST US IN AVOIDING ADDITIONAL SOLICITATION COSTS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE SIGNED AND RETURNED.

                                          /s/ Thomas C. Janson,Jr.
                                          Thomas C. Janson, Jr.
                                          Secretary

April 20, 1999
White Plains, New York

                       WHO CAN HELP ANSWER YOUR QUESTIONS

     If you have any questions about the Annual Meeting, you should contact:

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                             777 Westchester Avenue
                          White Plains, New York 10604
                         Attention: Investor Relations
                          Phone Number: (914) 640-8100

     If you would like additional copies of this Proxy Statement, or if you have questions about the Annual Meeting or need assistance in voting your shares, you should contact:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                    Phone Number: (800)758-5880 (toll free)

                               THE ANNUAL MEETING

     Starwood Hotels & Resorts Worldwide, Inc. (the "Company" and, together with its subsidiaries, "Starwood") is furnishing this Proxy Statement to its stockholders in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Company's 1999 Annual Meeting of Stockholders (the "Annual Meeting").

DATE, TIME AND PLACE

     The Annual Meeting will be held on May 26, 1999 at 10:00 a.m. (local time), at The Westin Fairfax, 2100 Massachusetts Avenue, N.W., Washington, D.C.

MATTERS TO BE CONSIDERED

     At the Annual Meeting, the stockholders of the Company will consider and vote upon:

     1.  Election of six Directors to the Board of Directors;

     2. Approval of the Company's 1999 Long-Term Incentive Plan (the "Proposed LTIP");

     3. Approval of an annual incentive compensation plan for certain executives to permit certain payments to be tax deductible by Starwood (the "Annual Incentive Plan"); and

     4.  Such other business as may properly come before the Annual Meeting.

     The Board is not aware of any matter that will be presented at the Annual Meeting other than as described above. If any other matter is presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the shares for which such persons have voting authority in accordance with their best judgment on such matter.

VOTING RIGHTS; VOTE REQUIRED

     The record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on April 7, 1999 (the "Record Date"). On the Record Date, 177,731,866 shares of common stock of the Company ("Starwood Shares") were outstanding and entitled to vote at the Annual Meeting. On the Record Date, there were approximately 37,000 record holders of Starwood Shares. Starwood Shares are the only outstanding class of voting securities of the Company. Each stockholder of the Company will be entitled to one vote for each Starwood Share held of record by such stockholder on the Record Date on each matter that is properly submitted to a vote at the Annual Meeting. Stockholders of the Company do not have the right to cumulate votes in the election of Directors.

     A majority of the outstanding Starwood Shares entitled to vote must be present at the Annual Meeting, either in person or by duly executed proxy, in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

     As of April 7, 1999, Directors and executive officers of the Company as a group had the right to vote approximately 5.7 million Starwood Shares, representing approximately 3.2% of the Starwood Shares outstanding on such date. All such Directors and executive officers have indicated that they intend to vote all such shares held by them in favor of the election of the nominees for Director named herein and in favor of approval of the Proposed LTIP and Annual Incentive Plan.

     Directors are elected by a plurality of the votes actually cast. Accordingly, shares that are not voted with respect to the election of Directors will not have any effect on the outcome of the election of Directors. The affirmative vote of a majority of votes cast on the proposal is required for approval of the Proposed LTIP and the Annual Incentive Plan; provided that, with respect to the Proposed LTIP, the total votes cast on such proposal represent over 50% in interest of all Starwood Shares entitled to vote on such proposal. For purposes of the vote on the Proposed LTIP, an abstention or a broker non-vote will have the effect of a vote cast against the proposal, unless holders of more than 50% of all Starwood Shares entitled to vote on the proposal cast votes. For purposes of the vote on the Annual Incentive Plan, an abstention or broker non-vote will have no effect on the result of the vote, although it will count toward the presence of a quorum.

PROXIES

     Each Starwood Share represented by a properly executed proxy will be voted at the Annual Meeting in accordance with the stockholder instructions specified thereon, unless such proxy previously has been revoked. If no instructions are specified, such Starwood Shares will be voted FOR the election of each of the nominees for Director named herein, FOR the approval of the Proposed LTIP and FOR the approval of the Annual Incentive Plan.

     If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Board believes that the Annual Meeting should be adjourned, the Annual Meeting may be adjourned by the stockholders entitled to vote thereat present in person or by proxy. If the Board proposes to adjourn the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on such adjournment all Starwood Shares for which such persons have voting authority. It is intended that such persons will vote on any such matter in accordance with the recommendation of the Board.

     A stockholder of the Company may revoke a proxy at any time prior to exercise of such proxy by (i) filing with the Secretary of the Company an instrument of revocation bearing a date later than the date of the proxy, (ii) properly executing a new proxy with a later date relating to the same Starwood Shares and delivering such proxy to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any instrument of revocation should be sent to: Starwood Hotels & Resorts Worldwide, Inc., 777 Westchester Avenue, White Plains, New York 10604, Attention:
Secretary.

                             ELECTION OF DIRECTORS

     The Board is divided into three classes. One class is elected at each annual meeting of stockholders to serve for a three-year term and until successor Directors are duly elected and qualify.

     As a result of the restructuring of the Company and Starwood Hotels & Resorts (the "Trust"), which was completed in January 1999, Starwood has reconstituted the Board of the Company by adding the Trustees of the Trust and two other persons to the Board of the Company. At the Annual Meeting, the terms of six Directors are expiring. Each Director nominated for election at the Annual Meeting would, upon election, serve as a Director of the Company and Trustee of the Trust for a three year term expiring in 2002 and until a successor Director and Trustee is duly elected and qualified. Other Directors are not up for election this year and will continue in office for the remainder of their terms.

     If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of Directors to be elected at the meeting.

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2002

     BRENDA C. BARNES, 45, is a director of Sears, Roebuck & Company, the New York Times Company, Avon Products, Inc., Lucas Arts and Digital Equipment Corporation. Ms. Barnes was the President and Chief Executive Officer of Pepsi-Cola North America from April 1996 to January 1998, and was the Chief Operating Officer of Pepsi-Cola North America from January 1993 to March 1996. Ms. Barnes is also a member of the Advisory Board of the For All Kids Foundation and of the Board of Trustees of Augustana College. Ms. Barnes has been a Director of the Company since April 1998 and a Trustee of the Trust since April 1999.

     BRUCE W. DUNCAN, 47, has been the Chairman, President and Chief Executive Officer of The Cadillac Fairview Corporation Limited, a real estate operating company, since December 1995. From October 1994 to December 1995, Mr. Duncan was President of Blakely Capital, Inc., a private firm focusing on investments in real estate and telecommunications. From 1992 to 1994, Mr. Duncan was President and Co-Chief Executive Officer of JMB Institutional Realty Corporation providing advice and management for investments in real estate by tax-exempt investors and from 1978 to 1992, he worked for JMB Realty Corporation where he served as Executive Vice-President and a member of the Board of Directors. Mr. Duncan is a trustee of Amresco Capital Trust and Kenyon College and is a member of the Board of Directors of The Cadillac Fairview Corporation Limited and the Canadian Institute of Public Real Estate Companies. In addition, Mr. Duncan is a member of the Urban Land Institute and a member and past trustee of the International Council of Shopping Centres. Mr. Duncan has been a Trustee of the Trust since August 1995 and a Director of the Company since April 1999.

     MICHAEL A. LEVEN, 61, has been the Chairman of the Board, President and Chief Executive Officer of U.S. Franchise Systems, a hotel franchising and development company, since September 1995. From October 1990 to September 1995, Mr. Leven was President and Chief Operating Officer of Holiday Inn Worldwide. Mr. Leven is a director of U.S. Franchise Systems and Servico, Inc. Mr. Leven is also a member of the Board of Governors and the Chairman of the BioMedical Services Board of the American Red Cross. Mr. Leven has been a Director of the Company since August 1995 and a Trustee of the Trust since April 1999.

     STEPHEN R. QUAZZO, 38, has been the Managing Director, Chief Executive Officer and co-founder of Transwestern Investment Company, L.L.C., a real estate principal investment firm, since March 1996. From April 1991 to March 1996, Mr. Quazzo was President of Equity Institutional Investors, Inc., a subsidiary of Equity Group Investments, Inc., a Chicago-based holding company controlled by Samuel Zell. Mr. Quazzo is an advisory board member of City Year Chicago. Mr. Quazzo has been a Trustee of the Trust since August 1995 and a Director of the Company since April 1999.

     DANIEL H. STERN, 37, has been the President of Reservoir Capital Group, L.L.C., a New York-based investment management firm, since July 1997. Mr. Stern was a Trustee of the Trust from August 1995 to November 1997. From December 1992 to July 1997, Mr. Stern was President of Ziff Brothers Investments, L.L.C., a diversified investment management firm. Mr. Stern has been a Director of the Company since November 1997 and a Trustee of the Trust since April 1999.

     RAYMOND S. TROUBH, 72, is a financial consultant in New York City and a former Governor of the American Stock Exchange. He was also a general partner of Lazard Freres & Co., an investment banking firm. Mr. Troubh is a director of ARIAD Pharmaceuticals, Inc., Becton, Dickinson and Company, Diamond Offshore Drilling, Inc., Foundation Health Systems, Inc., General American Investors Company, Olsten Corporation, Triarc Companies, Inc. and WHX Corporation and is a Trustee of MicroCap Liquidating Trust and Petrie Stores Liquidating Trust. Mr. Troubh has been a Trustee of the Trust since April 1998 and a Director of the Company since April 1999.

     The Board recommends a vote FOR election of these nominees.

DIRECTORS WITH TERMS EXPIRING IN 2000

     JUERGEN BARTELS, 58, has been the Chief Executive Officer of Starwood's Hotel Group since March 1998. From May 1995 to March 1998, Mr. Bartels was the Chairman and Chief Executive Officer of Westin Hotels & Resorts Worldwide, Inc. ("Westin Worldwide"). Prior to joining Westin Worldwide, Mr. Bartels was the President and Chief Executive Officer of Carlson Hospitality Group, Inc. ("Carlson"), which controls Radisson Hotels International, T.G.I. Friday's restaurants and Country Inns and Suites. Prior to joining Carlson in 1983, Mr. Bartels was the President of Ramada's worldwide holding company and founder of Ramada Renaissance Hotels. Mr. Bartels has been a Director of the Company since January 1998 and a Trustee of the Trust since April 1999.

     JEAN-MARC CHAPUS, 39, has been Managing Director and Portfolio Manager of Trust Company of the West and President of TCW/Crescent Mezzanine L.L.C., a private investment fund, since March 1995. Prior to that time, Mr. Chapus was a Managing Director and Principal of Crescent Capital Corporation with primary responsibility for the firm's private lending and private placement activities. Mr. Chapus was a

Director of the Corporation from August 1995 to November 1997, and is currently a member of the Board of Directors of Home Asset Management Company and Firstamerica Automotive, Inc. Mr. Chapus has been a Trustee of the Trust since November 1997 and a Director of the Company since April 1999.

     JONATHAN D. EILIAN, 31, has been a Senior Managing Director, Managing Director or executive officer of Starwood Capital Group, L.L.C. ("Starwood Capital") and its predecessor entities since its formation in 1991. Prior to being a founding member of Starwood Capital, Mr. Eilian served as an Associate for JMB Realty Corporation, a real estate investment firm, and for The Palmer Group, L.P., a private investment firm specializing in corporate acquisitions. Mr. Eilian is currently a Trustee of Starwood Financial Trust (a specialized real estate finance company organized as a real estate investment trust (a "REIT")) ("Starwood Financial") and is a member of the board of the Wharton Real Estate Center. Mr. Eilian has been a Director of the Company since August 1995 and a Trustee of the Trust since April 1999.

     L. DENNIS KOZLOWSKI, 52, has been the Chairman of the Board, President and Chief Executive Officer of Tyco International, Ltd. ("Tyco") since July 1997. Mr. Kozlowski has been the Chairman of the Board (since 1993), Chief Executive Officer (since 1992), President (since 1989) of Tyco's predecessor and current subsidiary, Tyco International Inc. In addition, Mr. Kozlowski was President of Grinnell Corporation from January 1984 to February 1997. Mr. Kozlowski is a director of Applied Power Inc., Raytheon Company and US Office Products and was a director of Dynatech Corporation from September 1995 to May 1998 and RJR Nabisco Holdings Corp. from June 1996 to May 1998. Mr. Kozlowski has been a Director of the Company and a Trustee of the Trust since April 1999.

     RICHARD D. NANULA, 38, has been President and Chief Operating Officer of the Company and President of the Trust since January 1999. Mr. Nanula joined the Company as its President and Chief Executive Officer in June 1998 and served in such capacity until January 1999. Prior to joining the Company, Mr. Nanula was the Chief Financial Officer of The Walt Disney Co. ("Disney") from 1996 through 1998 and from 1991 through 1995. Mr. Nanula was the President of Disney Stores, a division of Disney, from 1995 through 1996 and a senior executive vice president of Disney from 1996. Prior to 1991, Mr. Nanula worked in the strategic planning department at Disney. Mr. Nanula has been a Director of the Company since June 1998 and a Trustee of the Trust since April 1999.

     BARRY S. STERNLICHT, 38, has been the Chairman and Chief Executive Officer of the Company since September 1997 and January 1999, respectively. Mr. Sternlicht has served as Chairman and Chief Executive Officer of the Trust since January 1995. Mr. Sternlicht also has been the President and Chief Executive Officer of Starwood Capital and its predecessor entities since its formation in 1991. Mr. Sternlicht is currently the Chairman of the Board of Trustees of Starwood Financial and a Director of U.S. Franchise Systems. Mr. Sternlicht is a member of the Urban Land Institute and of the National Multi-Family Housing Council. Mr. Sternlicht is a member of the Board of Directors of the Juvenile Diabetes Foundation International and the Council for Christian and Jewish Understanding, is a member of the Young Presidents Organization and is on the Board of Directors of Junior Achievement for Fairfield County, Connecticut. Mr. Sternlicht has been a Director of the Company since December 1994 and a Trustee of the Trust since April 1999.

DIRECTORS WITH TERMS EXPIRING IN 2001

     MADISON F. GROSE, 45, has been a Managing Director or Senior Managing Director and the General Counsel or Co-General Counsel of Starwood Capital Group, L.L.C. (and its predecessor entities) since July 1992. From November 1983 through June 1992, he was a Partner in the law firm of Pircher, Nichols & Meeks. Mr. Grose has been a Trustee of the Trust since December 1994 and a Director of the Company since April 1999.

     ERIC HIPPEAU, 47, has been Chairman and Chief Executive Officer of Ziff-Davis Inc. since 1993. Mr. Hippeau joined Ziff-Davis Inc. in 1989 as Publisher of PC Magazine, was named Executive Vice President in 1990 and President and Chief Operating Officer in February 1991. Prior to joining Ziff-Davis Inc., Mr. Hippeau held a number of positions with International Data Group ("IDG"), including Vice President of Computer Publications in Latin America and Publisher of IDG's InfoWorld magazine. Mr. Hippeau is a Director of Ziff-Davis Inc., GeoCities, Frontier Corporation, SOFTBANK Corp.

and Yahoo! Inc. Mr. Hippeau has been a Trustee of the Trust and a Director of the Company since April 1999.

     EARLE F. JONES, 72, was the Chairman of the Board of the Company from February 1989 to September 1997. He has been Co-Chairman since 1988 of MMI Hotel Group, a hotel company, and is the Co-Chairman of MMI Dining Systems. From 1967 to 1968, Mr. Jones was President of the International Association of Holiday Inns and served two terms as a director. Mr. Jones is a member of the board of trustees for each of the National Multiple Sclerosis Society, Mississippi Chapter, Millsap College and Jackson 2000, and is Co-Chairman of the Mississippi Olympic Committee. Mr. Jones is a general partner of Orlando Plaza Suite Hotel, Ltd-A, which filed a petition under Chapter 11 of the U.S. Bankruptcy Code in May 1996. An order confirming the debtor's plan of restructuring was issued by the court on January 27, 1997. Mr. Jones has been a Director of the Company since September 1985 and a Trustee of the Trust since April 1999.

     GEORGE J. MITCHELL, 65, has been Special Counsel to the law firm of Verner, Liipfert, Bernhard, McPherson and Hand since January 1995. Senator Mitchell served as a United States Senator from January 1980 to January 1995, and was the Majority Leader from 1989 to 1995. Senator Mitchell serves as a director of The Walt Disney Company, Federal Express Corporation, Xerox Corporation, UNUM Corporation, KTI, Inc. and Staples, Inc. In addition, Senator Mitchell serves as Chairman of the International Crisis Group, a non-profit organization dedicated to the prevention of crises in international affairs. From 1995 to 1997, Senator Mitchell served as the Special Advisor to the President of the United States on economic initiatives in Ireland. At the request of the British and Irish Governments, he served as Chairman of the International Commission on Disarmament in Northern Ireland, and as Chairman of the peace negotiations in Northern Ireland. Senator Mitchell serves as Chairman of the Ethics Committee of the U.S. Olympic Committee and as Chairman of the National Health Care Commission created by the Pew Charitable Foundation. Senator Mitchell has been a Trustee of the Trust since November 1997 and a Director of the Company since April 1999.

     DANIEL W. YIH, 40, has been a general partner of Chilmark Partners, L.P. since June 1995. Mr. Yih served as interim Chief Financial Officer of Midway Airlines (from September 1995 to December 1995), President of Merco-Savory, Inc., a manufacturer of food preparation equipment (from March 1995 to June
1995), and as a senior executive of Welbilt Corporation (from September 1993 to March 1995). Mr. Yih has been a Director of the Company since August 1995 and a Trustee of the Trust since April 1999.

BOARD MEETINGS AND COMMITTEES

     In 1998, the full Board met 22 times. In addition to meetings of the full Board, Directors attended meetings of individual Board committees and often considered issues separate from these meetings. For the incumbent Board as a whole, attendance in 1998 at full Board and committee meetings exceeded 84%. Each Director attended at least 75% of the meetings of the full Board and committees on which he or she served except Messrs. Leven and Bartels.

     The Board has established Executive, Audit, Compensation, Option and Gaming Audit Committees, the principal functions of which are described below.

     Executive Committee. To the extent permitted by law, the Executive Committee is authorized to exercise the power of the Board with respect to the management of the business and affairs of the Company between meetings of the Board, except that the Executive Committee may not authorize dividends on stock, issue stock except in the limited circumstances permitted by statute, recommend to the stockholders any action which requires stockholder approval, amend the Company's Bylaws, or approve any merger or share exchange. During 1998, the Executive Committee of the Company met on an informal basis. The Executive Committee is currently comprised of Messrs. Sternlicht, Nanula and Eilian.

     Audit Committee. The Audit Committee provides oversight regarding accounting, auditing and financial reporting practices of the Company, as well as oversight regarding related party transactions. The Audit Committee selects, subject to the approval of the Board, the firm of independent public accountants to serve as auditors with whom it discusses the scope and results of their audit. The Audit Committee also discusses with the independent public accountants and with management financial accounting and reporting principles, policies and practices and the adequacy of the Company's accounting, financial and operating controls. The Audit Committee met five times during 1998. The Audit Committee is currently comprised of Messrs. Yih (chairman), Leven and Jones.

     Gaming Audit Committee. The Gaming Audit Committee provides oversight regarding compliance with applicable gaming laws. The Gaming Audit Committee is currently comprised of Ms. Barnes and Messrs. Nanula and Leven (chairman).

     Compensation Committee. The Compensation Committee makes recommendations to the Board with respect to the salaries and other compensation to be paid to the executive officers and administers the Company's employee benefit plans other than the option plans. The Compensation Committee of the Board met formally twice and informally at other times during 1998. The Compensation Committee is currently comprised of Messrs. Jones and Sternlicht (chairman).

     Option Committee. The Option Committee administers the Company's 1995 Long-Term Incentive Plan of the Company (the "1995 LTIP"). The Option Committee of the Board met 13 times during 1998. The Option Committee is currently comprised of Messrs. Yih (chairman), Leven and Jones.

COMPENSATION OF DIRECTORS AND TRUSTEES

     Directors of the Company and Trustees of the Trust who are employees of the Company receive no fees for their services as Directors or Trustees. Non-employee Directors and Trustees receive separate (combined) compensation for their service. That compensation includes:

Annual Fee:      $50,000, payable in four equal installments of Starwood Shares and class B shares of beneficial interest ("Class B Shares") of the Trust that are attached and traded together as "Units"
                 (based on the market value of a Unit on the preceding December
                 31). A Director or Trustee may elect to receive up to one half of the Annual Fee in cash and may defer (at an annual interest rate of LIBOR plus 1 1/2% for deferred cash amounts) any or all of his or her Annual Fee.

Attendance Fees: $750 for each Board meeting ($500 in the case of a telephonic meeting). $500 for each Committee meeting ($1,000 for the chairman of the Committee). Expenses related to attendance.

Options: Annual grants of 4,500 Units under the 1995 LTIP or the 1995 Long Term Incentive Plan of the Trust (the "Trust LTIP"), as applicable, until the Proposed LTIP becomes effective and thereafter under the Proposed LTIP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that Directors and executive officers of the Company, and persons who own more than 10 percent of the outstanding Units, file with the Securities and Exchange Commission (the "SEC") (and provide a copy to the Company) certain reports relating to their ownership of Units and other equity securities of the Company. (As used in this Proxy Statement, the term "Unit" also refers to the "Paired Shares," which consisted of one Starwood Share and one common share of beneficial interest of the Trust (a "Trust Share"). On January 6, 1999, as a consequence of a restructuring (the "Restructuring") of Starwood, the Trust Shares were converted into Class B Shares, and Paired Shares became Units.)

     To the Company's knowledge, based solely on a review of the copies of these reports furnished to the Company during the fiscal year ended December 31, 1998, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, executive officers and greater than 10 percent beneficial owners were complied with for the most recent fiscal year.

                       PROPOSED LONG-TERM INCENTIVE PLAN

     The Board is proposing for approval by the stockholders a new Long-Term Incentive Plan. Reference is made to Annex A to this proxy statement for the complete text of the Proposed LTIP, which is summarized below. The purposes of the Proposed LTIP are to aid in maintaining and developing strong management through encouraging ownership of Units by key employees, consultants and advisers and to provide an incentive to the continued service of such persons. The Board adopted the Proposed LTIP in April, 1999, subject to the stockholder approval solicited by this proxy statement. The Proposed LTIP, if approved, will replace the 1995 LTIP and the Trust LTIP.

DESCRIPTION OF THE PROPOSED LTIP

     General. The Proposed LTIP will be administered by a committee (the "Option Committee") of two or more Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act and an "outside director" within the meaning of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). The Proposed LTIP may be amended by the Board at any time so long as any such amendment does not adversely affect the rights of holders of options granted under the Proposed LTIP that are outstanding immediately prior to such amendment.

     Under the Proposed LTIP, participants may be granted stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units and performance units/shares. The number of Units that may be awarded under the Proposed LTIP is twenty million, not more than three million of which may be granted in the form of restricted stock. If Units subject to awards granted under the 1995 LTIP or the Trust LTIP are not issued or delivered or are canceled or forfeited, that number of Units shall be added to the number of Units available for grant under the Proposed LTIP. The maximum number of Units (or payout, as applicable) that may be awarded one person in any one calendar year is as follows: (i) in the form of stock options or SARs, five million Units; (ii) as awards of restricted stock, two million Units; and (iii) as performance units/shares, the value of two million Units.

     Employees of the Company or any subsidiary of the Company, directors of the Company who are not also employees of the Company or any subsidiary of the Company, individuals serving at the request of the Company as an employee or officer of an affiliate of the Company and consultants and advisers to the Company or a subsidiary of the Company are eligible to be granted awards under the Proposed LTIP. The determination of the individuals to whom awards are granted under the Proposed LTIP is within the sole discretion of the Option Committee.

     In the event of a "Change in Control" of the Company, all stock options and stock appreciation rights granted under the Proposed LTIP would become fully exercisable for their remaining term; any restriction periods and restrictions imposed on restricted stock which are not performance-based would lapse; and the target payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares shall be deemed to have been fully earned for the entire performance period as of the effective date of the Change in Control.

     Stock Options. The number of Units subject to a stock option, the exercise price per Unit (which shall be at least the fair market value of a Unit on the date of grant) and the period of exercise (including upon termination of employment) will be determined by the Option Committee; provided that no option will be exercisable more than ten years after the date of grant.

     The Option Committee shall determine the conditions to the exercisability of stock options granted under the Proposed LTIP. Upon exercise of a stock option, including one that is an "incentive stock option" within the meaning of the Code, the purchase price and, if the Option Committee requires, any withholding tax required by law, may be paid in cash or, with the approval of the Option Committee, by delivery of previously owned Units. Certain terms of a stock option (including certain terms relating to the exercisability of a stock option described below) may be modified in the agreement entered into in connection with the grant of such option.

     SARs. SARs granted under the Proposed LTIP would entitle the grantee to receive in the discretion of the Option Committee cash or Units having a fair market value equal to the appreciation from a base price (which shall not be less than the market value as of the date of the grant) of a stated number of Units. SARs under the Proposed LTIP may be granted in tandem with a related stock option or independently. If a SAR is granted in tandem with a stock option, the grantee may exercise either the stock option or the SAR, but not both. SARs are not exercisable more than ten years from the date of grant. The Option Committee shall determine the extent to which a SAR is exercisable after termination of employment.

     Unless otherwise provided in the award agreement for a particular grant, stock options and SARs granted under the Proposed LTIP will be exercisable after termination of the holder's employment or service in accordance with the following provisions. In the event of termination of employment or service of a holder by reason of death or disability, each stock option and SAR will become fully exercisable and will be exercisable for a period of one year after the date of such termination, but in no event after the expiration of such stock option or SAR. In the event of the termination of employment or service for cause, each stock option and SAR will terminate on the date of such termination. In the event of the voluntary termination of employment or service of a holder, each stock option and SAR, to the extent exercisable on the effective date of such holder's termination of employment or service, may thereafter be exercised for a period of thirty days after the date of such termination, but in no event after the expiration of such stock option or SAR. In the event of the termination of employment or service for any other reason, each stock option and SAR, to the extent exercisable on the termination date, may thereafter be exercised for a period of three months after the date of such termination, but in no event after the expiration of such stock option or SAR. If a holder of a stock option or SAR dies during the one-year period following termination of employment or service by reason of disability, during the thirty-day period following the voluntary termination of employment or service, or during the three-month period following termination of employment or service for any other reason, each stock option and SAR may thereafter be exercised, to the extent exercisable on the date of the holder's death, for a period of thirty days, in the case of voluntary termination, or three months, in any other case, from the date of death (but no less than one year after termination of employment or service if the holder's termination was by reason of disability) but in no event after the expiration of such stock option or SAR.

     Restricted Stock. The Option Committee will determine the conditions, if any, to which a restricted stock award shall be subject. The terms of each such award, including the restriction period and performance targets applicable to the award and the extent to which the holder will have the right to receive unvested restricted stock following termination of employment, will be set forth in the agreement relating to such award. Unless otherwise set forth in the agreement relating to a restricted stock award, the holder of Units of restricted stock shall have all the rights of a stockholder of the Company, including, but not limited to, voting rights and the right to receive dividends.

     Unless otherwise set forth in the award agreement for a restricted stock award, in the event of termination of employment or service of a holder by reason of death, disability or involuntary termination by Starwood without cause, the restriction period terminates and the performance measures, if any, are to be computed through the date of such termination. In the event of termination of employment or service for any reason other than death, disability or involuntary termination without cause, the portion of such award that is subject to a restriction period on the date of such termination shall be forfeited.

     Performance Awards. Performance units/shares are awards granted in terms of a stated potential maximum number of units or shares, with the actual number and value earned to be determined by reference to the satisfaction of performance targets established by the Option Committee as described below over a specified performance period. Unless otherwise set forth in the agreement relating to a performance award, the holder shall have all the rights of a stockholder of the Company, including, but not limited to, voting rights and the right to receive dividends with respect to Units in connection with grants of performance units or performance shares which have been earned, but not yet distributed to the participant. Unless otherwise specified in the agreement relating to the performance award, in the event a holder's employment is terminated by death, disability or retirement during a performance period, the participant shall receive a prorated payout, and if employment terminates for any other reason, all performance units/shares shall be forfeited.

     Under the Proposed LTIP, payouts under restricted stock awards and awards of performance units/shares that are intended to qualify as performance-based compensation eligible for exclusion from the deduction limit under Section 162(m) described under the caption "Annual Bonus Plan" will be subject to the satisfaction of specific performance targets established by the Option Committee within the first 90 days of the applicable performance period, based on one or more of the following business criteria: earnings before interest, taxes, depreciation and amortization ("EBITDA"), consolidated pre-tax earnings, revenues, net earnings, operating income, earnings before interest and taxes, cash flow measures, return on equity, return on net assets employed or earnings per share.

     Director Options and Unit Awards. On June 30 of each year, each non-employee Director is automatically granted a stock option to purchase 4,500 Units at an exercise price per Unit equal to the fair market value of a Unit on the date of grant. Such options are fully exercisable on the date of grant and expire ten years after the date of grant (notwithstanding termination of service as a Director for any reason prior to ten years after the date of grant). If a Director dies while a stock option granted to such Director is outstanding, such option may be exercised until and including the expiration date of such option.

     During each calendar year, each non-employee Director on the last day of March, June, September and December will be awarded, on a current or deferred basis at the election of each Director, a number of Units equal to one-quarter of $50,000 divided by the fair market value of a Unit on the immediately preceding December 31; provided that the number of Units issued in payment of such annual fee may be reduced, to the extent that such Director indicates an advance election to received cash (of no more than $25,000) in lieu of Units. See "Compensation of Directors and Trustees."

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the U.S. federal income tax consequences of awards made under the Proposed LTIP.

     Stock Options. A participant will not recognize any income upon the grant of a stock option. A participant will recognize income taxable as ordinary income (and subject to income tax withholding for Company employees) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the Units purchased over the exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option provided that the incentive stock option is exercised either while the participant is an employee of the Company or within 3 months (one year if the participant is disabled within the meaning of Section 22(c)(3) of the Code) following the participant's termination of employment. If Units acquired by such exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such Units will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such Units are disposed of within the above-described period, then in the year of such disposition the participant will recognize income taxable as ordinary income equal to the excess of (i) the lesser of the amount realized upon such disposition and the fair market value of such Units on the date of exercise over (ii) the exercise price, and the Company will be entitled to a corresponding deduction.

     SARs. A participant will not recognize any income upon the grant of a SAR. A participant will recognize income taxable as ordinary income (and, with respect to participants who are employees of Starwood, subject to income tax withholding) upon exercise of a SAR equal to the fair market value of any Units delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction.

     Restricted Stock Awards. A participant will not recognize taxable income at the time of the grant of a restricted stock award, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time such restricted stock award is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the Units at such time over the amount, if any, paid for such Units. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by the Company, as compensation expense, except to the extent the limit of Section 162(m) applies. In addition, a participant receiving dividends with respect to Units subject to a restricted stock award for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding for Company employees), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) applies.

     Performance Awards. A participant will not recognize taxable income upon the grant of a performance award, and the Company will not be entitled to a tax deduction at such time. Upon the settlement of a performance award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for Company employees) in an amount equal to the cash paid and the fair market value of the Units delivered to the participant, and the Company will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) applies.

     The Board recommends a vote FOR approval of the Proposed LTIP.

                             ANNUAL INCENTIVE PLAN

     In April, 1999, the Board unanimously approved the adoption of the 1999 Annual Incentive Plan for Certain Executives (the "Annual Incentive Plan"). Reference is made to Annex B to this proxy statement for the complete text of the Annual Incentive Plan, which is summarized below. In order to comply with the requirements of Section 162(m) and to qualify the compensation payable to participating Covered Employees (defined below) under the Annual Incentive Plan as performance-based compensation eligible for exclusion from the deduction limit under Section 162(m) described below, the Annual Incentive Plan is being submitted to stockholders for approval at the Annual Meeting. Upon approval by the Company's stockholders at the Annual Meeting, the Annual Incentive Plan will become effective as of January 1, 1999.

     Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated executive officers other than the chief executive officer (collectively, the "Covered Employees"). However, "performance-based compensation" is not subject to the $1 million deduction limit. To qualify as performance-based compensation, certain criteria must be satisfied and the material terms under which the compensation is to be paid, including the performance goals, are disclosed to, and approved by a separate majority vote of, stockholders before the compensation is paid.

     The Annual Incentive Plan will be administered by a committee (the "Committee") of two or more Directors, each of whom is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m). Each of the Covered Employees as are designated by the Committee on or before the 90th day of a fiscal year are eligible to participate in the Annual Incentive Plan for such fiscal year. Barry S. Sternlicht, the Company's Chairman and Chief Executive Officer, and Richard D. Nanula, the Company's President and Chief Operating Officer, are the only participants in the Annual Incentive Plan for the 1999 fiscal year.

     Under the Annual Incentive Plan, payment of annual bonuses to participating Covered Employees is subject to the satisfaction of specific annual performance targets established by the Committee within the first 90 days of each fiscal year, based on one or more of the following business criteria: earnings before interest, taxes, depreciation and amortization ("EBITDA"), consolidated pre-tax earnings, revenues, net earnings, operating income, earnings before interest and taxes, cash flow measures, return on equity, return on net assets employed or earnings per share for the applicable fiscal year.

     Concurrently with the establishment of the annual performance targets, the Committee will establish an objective formula or standard for calculating the maximum bonus payable to each participating Covered Employee for the fiscal year, subject to the requirement that the maximum bonus payable to any participant for any fiscal year may not exceed $9 million. In addition to this overall maximum, the Committee has sole discretion to determine whether any or all of the maximum permissible bonus for any fiscal year will actually be paid and to establish additional conditions for the payment of bonuses, including setting other financial, strategic or individual goals.

     Under the Annual Incentive Plan, the Committee may authorize payment of up to 25% of a participating Covered Employee's bonus in the form of Restricted Stock Awards, which (i) vest ratably over the three-year period following the end of the fiscal year for which the bonus is paid, (ii) are distributable to the participating Covered Employee in the form of whole Units at the end of such three-year period and (iii) cover the number of Units equal to the amount of the Bonus to be paid in the form of Restricted Stock Awards, divided by 75% of the fair market value of a Unit as of the date the bonus was originally paid. The Committee may also pay any portion of a participating Covered Employee's bonus for a fiscal year in excess of $3 million in restricted stock or Restricted Stock Award, in which case no discount from the fair market value of a Unit will be applied to such restricted stock or Restricted Stock Awards.

     All determinations relating to the satisfaction of performance targets or any cancellation or forfeiture of restricted stock or Restricted Stock Awards upon a termination of employment with the Company of the holder of such restricted stock or Restricted Stock Awards shall be made by the Committee. Since actual amounts will depend on actual performance and the Committee may award less than the maximum bonus to each participant under the Annual Incentive Plan, the exact amount of the bonus that may be paid under the Annual Incentive Plan cannot be determined at this time. In the event of a change in control of Starwood, the Committee may adjust outstanding awards under the Annual Incentive Plan as appropriate, including, without limitation, causing outstanding awards to vest and be distributed or "cashed-out" by Starwood.

     The Board recommends a vote FOR approval of the Annual Incentive Plan.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

     To the knowledge of Starwood, as of April 1, 1999, no person "beneficially owned" 5% or more of the Units, except as follows. In general, "beneficial ownership" includes those shares a person or entity has the power to vote, or the power to transfer, and stock options or other derivative securities that are exercisable currently or become exercisable within 60 days.

                                                                 AMOUNT
                                                              BENEFICIALLY         PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNED           OF CLASS(1)
------------------------------------                          ------------       -----------
FMR Corp....................................................   20,308,376(2)        11.6%(2)
82 Devonshire Street
Boston, Massachusetts 02109
T. Rowe Price Associates....................................   10,066,555(3)         5.7%(3)
100 East Pratt Street
Baltimore, Maryland 21202

---------------
(1) Based on the number of Units outstanding on April 1, 1999.

(2) Based on information contained in Amendment No. 3 to Schedule 13G, dated February 1, 1999, filed with respect to the Trust, 19,112,308 Units are held by Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. ("FMR"), 4,500 Units are held by Fidelity International Limited, an entity voluntarily reporting with FMR pursuant to Item 7 of Schedule 13G and 1,191,568 Units are held by Fidelity Management Trust Company, a wholly owned subsidiary of FMR. FMR has sole voting power with respect to 1,119,945 Units and dispositive power with respect to 20,308,376 Units. Based on additional information contained in the Schedule 13G, the Company believes that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Units held by FMR, and that no one person's interest in such Units is more than five percent of the total outstanding Units as of February 1, 1999.

(3) Based on information contained in Schedule 13G dated February 12, 1999, filed with respect to the Company, 10,066,555 Units are held by T. Rowe Price Associates, Inc. ("Price"), in its capacity as investment advisor to certain individual and institutional clients. Price has sole voting power with respect to 1,709,030 Units and sole dispositive power with respect to 10,066,555 Units.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY; TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

     The following table sets forth the beneficial ownership of Units, as of the Record Date, by each Trustee of the Trust, each Director of the Company and each executive officer of the Trust or the Company named in the Summary Compensation Table under "Executive Compensation" (other than Mr. Danziger, who resigned in February 1998) who owns Units and by all Directors, Trustees and current executive officers of the Company as a group. Except as otherwise provided below, each beneficial owner has sole voting and investment power with respect to all Units beneficially owned.

                                                               NUMBER OF UNITS         PERCENT
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED     OF CLASS(1)
------------------------                                      ------------------     -----------
Brenda C. Barnes............................................           8,535(2)             (3)
Juergen E. Bartels..........................................         649,499(2)             (3)
Susan R. Bolger.............................................         123,275(2)             (3)
Ronald C. Brown.............................................         181,806(2)             (3)
Jean-Marc Chapus............................................          32,056(2)             (3)
Bruce W. Duncan.............................................          52,499(2)             (3)
Jonathan D. Eilian..........................................         127,500(2)             (3)
Steven R. Goldman...........................................         285,449(2)(4)          (3)
Madison F. Grose............................................         221,314(2)(5)          (3)
Eric Hippeau................................................              --              --
Thomas C. Janson, Jr........................................           5,000                (3)
Earle F. Jones..............................................          37,554(2)             (3)
L. Dennis Kozlowski.........................................              --              --
Michael A. Leven............................................          28,556(2)             (3)
George J. Mitchell..........................................           7,410(2)             (3)
Richard D. Nanula...........................................       1,124,518(2)(6)          (3)
Stephen R. Quazzo...........................................          35,003(2)(7)          (3)
Daniel H. Stern.............................................         141,038(2)(8)          (3)
Barry S. Sternlicht.........................................       7,928,383(2)(9)       4.4%
Raymond S. Troubh...........................................          15,535(2)             (3)
Daniel W. Yih...............................................          32,761(2)             (3)
All Directors, Trustees and executive officers as a group
  (21 persons)..............................................      11,023,691             5.9%

---------------
 (1) Based on the number of Units outstanding on the Record Date, including any exercise of options to purchase Units or any exchange of class A exchangeable preferred shares of the Trust ("Class A EPS"), class B exchangeable preferred shares of the Trust ("Class B EPS") or limited partnership units ("Partnership Units") of SLC Operating Limited Partnership ("Operating Partnership") or SLT Realty Limited Partnership ("Realty Partnership") for Units.

 (2) Includes Units subject to presently exercisable options, as follows: 5,535 Units for each of Ms. Barnes and Mr. Troubh; 83,333 Units for Mr. Bartels; 110,067 Units for Ms. Bolger; 145,500 Units for Mr. Brown; 27,000 Units for each of Messrs. Chapus, Duncan, Leven, Quazzo, Stern and Yih; 124,500 Units for Mr. Eilian; 222,333 Units for Mr. Goldman; 124,500 Units for Mr. Grose; 18,000 Units for

     Mr. Jones; 7,410 Units for Senator Mitchell; 812,500 Units for Mr. Nanula and 3,346,167 Units for Mr. Sternlicht.

 (3) Less than 1%.

 (4) Includes Units subject to presently exercisable options as described in footnote (2) above and Partnership Units that are exchangeable for 22,616 Units.

 (5) Includes Units subject to presently exercisable options as described in footnote (2) above, Class A EPS and Class B EPS that are exchangeable for an aggregate of 3,224 Units and Partnership Units that are exchangeable for an aggregate of 43,301 Units. Also includes Class A EPS and Class B EPS that are exchangeable for an aggregate of 27,602 Units and Partnership Units that are exchangeable for an aggregate of 2,531 Units, all owned by Mr. Grose's wife.

 (6) Includes Units subject to presently exercisable options as described in footnote (2) above, 300,000 Units subject to a grant of Restricted Stock Awards and 100 Units owned by Mr. Nanula's wife.

 (7) Includes Units subject to presently exercisable options as described in footnote (2) above. Also includes 7,306 Units held by a trust of which Mr. Quazzo is settlor and over which he shares investment control, and 397 Units owned by a trust of which Mr. Quazzo's wife is settlor and over which she exercises some investment control.

 (8) Includes Units subject to presently exercisable options as described in footnote (2) above, Class A EPS and Class B EPS exchangeable for an aggregate of 23,374 Units and Partnership Units exchangeable for an aggregate of 89,108 Units.

 (9) Mr. Sternlicht may be deemed to beneficially own, directly or through entities controlled by him, 340,529 Units and may be deemed to have either sole or shared power to vote and dispose of such Units. Mr. Sternlicht may also be deemed to beneficially own Units subject to presently exercisable options as described in footnote (2) above and Class A EPS and Class B EPS that are exchangeable for an aggregate of 428,816 Units. Mr. Sternlicht holds, directly or through trusts created by him for the benefit of members of his family, Partnership Units that are exchangeable for an aggregate of 547,425 Units. Entities controlled by Mr. Sternlicht may be deemed to hold Class A EPS and Class B EPS that are exchangeable for an aggregate of 149,268 Units, and Partnership Units that are exchangeable for an aggregate of 3,116,178 Units. Mr. Sternlicht has disclaimed beneficial ownership of all such Units, Class A EPS, Class B EPS and Partnership Units except to the extent of his actual pecuniary interest therein.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The Summary Compensation Table below shows the compensation for Starwood's past three fiscal years for each person who acted as Chief Executive Officer of the Company or the Trust during 1998 and for the four other executive officers of the Company and the Trust who were serving as executive officers on December 31, 1998. In prior years, the Joint Proxy Statement of Starwood has included separate Summary Compensation Tables for the Company and the Trust. However, since the Trust has become a subsidiary of the Company pursuant to the Restructuring, Starwood believes that it is more appropriate to provide a single Summary Compensation Table for Starwood as a whole. The Restructuring has been treated as an amalgamation of companies for purposes of reporting executive compensation in this Proxy Statement, and, accordingly, the reporting of executive compensation herein has been made on a combined basis, taking into account both the Company and the Trust before the Restructuring.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM COMPENSATION
                                                                  --------------------------------
                                           ANNUAL COMPENSATION                        SECURITIES
NAME AND                                  ---------------------   RESTRICTED STOCK    UNDERLYING        ALL OTHER
PRINCIPAL POSITION                 YEAR   SALARY($)   BONUS($)     AWARD(S)($)(1)    OPTIONS(#)(2)   COMPENSATION($)
------------------                 ----   ---------   ---------   ----------------   -------------   ---------------
Barry S. Sternlicht..............  1998   1,000,008   3,500,000                        2,500,000(4)     2,551,826(5)
  Chairman and Chief               1997     307,500   2,650,000                          400,000
  Executive Officer                1996     181,252     250,000         956,250(3)     1,554,000
Richard D. Nanula................  1998     624,163   1,400,000      15,825,000(6)     3,000,000          470,468(5)
  President and Chief Operating
  Officer
Eric A. Danziger.................  1998      34,627     225,000                                           395,883(5)
  President and Chief              1997     365,000     375,000
  Executive Officer                1996     175,711     150,000       2,455,451(6)       300,000          201,312(5)
Susan R. Bolger..................  1998     304,173     525,000                          140,000          527,178(5)
  Executive Vice President         1997     196,923     175,000                           18,400           93,602(5)
                                   1996      66,026     100,000         350,012(6)        45,000          178,748(5)
Ronald C. Brown..................  1998     316,671     675,000                          140,000          455,813
  Executive Vice                   1997     200,000     250,000                           40,000
  President and Chief              1996     175,000     100,000         540,000(6)        85,500          163,963(5)
  Financial Officer
Steven R. Goldman................  1998     316,671     600,000                          140,000          873,499(5)
  Executive Vice President         1997     200,000     250,000                           50,000
                                   1996     175,000     100,000         900,000(6)        90,000           44,112(5)
Thomas C. Janson, Jr.............  1998     112,500     450,000         151,875(6)       100,000
  Executive Vice President,
  General Counsel and Secretary

---------------
(1) Value is calculated by multiplying the number of shares by the closing market price of the Units on the date of grant. Dividends are paid to the holders of such Restricted Stock Awards.

(2) For information with respect to options granted in 1998, see "Option/SAR Grants in Last Fiscal Year" below.

(3) Represents Units purchased in 1997 upon exercise of two warrants granted in 1996 to purchase an aggregate of 45,000 Units at an exercise price of $0.67 per Unit. All such Units had vested in full prior to December 31, 1998. The value of these Units at December 31, 1998 was $1,020,938, based on the closing price of a Unit on the NYSE on such date ($22.09375).

(4) Subsequent to the grant of these options to Mr. Sternlicht in February 1998, Mr. Sternlicht transferred a total of 500,000 options to unrelated third parties.

(5) Amounts include: (a) taxable reimbursement of relocation expenses, including, in the case of Mr. Nanula and Ms. Bolger, a related tax gross-up payment ($175,671, $93,602, $219,425, $466,261, $201,312, $163,963, $50,200
    and $44,112, respectively, for Ms. Bolger (in 1996, 1997 and 1998, respectively) and Messrs. Nanula, Danziger (in 1996), Brown (in 1996), and Goldman (in 1998 and 1996, respectively)), (b) imputed interest relating to a five-year, non-interest-bearing loan from Starwood relating to the purchase of a home in the Fairfield/Westchester area ($31,974 and $28,215 for Ms. Bolger and Mr. Goldman, respectively), (c) severance pay and taxable reimbursement of accrued vacation for Mr. Danziger in 1998 ($365,000 and $30,883, respectively) and (d) taxable payments to Ms. Bolger and Messrs. Sternlicht, Brown and Goldman in 1998 in respect of Restricted Stock Awards that vested upon consummation of the ITT Merger ($275,167, $2,551,826, $455,813 and $795,000, respectively).

(6) Mr. Nanula was granted a Restricted Stock Award of 300,000 Units in April 1998; Mr. Danziger was granted a Restricted Stock Award of 100,222 Units in 1996; and Ms. Bolger and Messrs. Brown and Goldman were granted Restricted Stock Awards of 13,206 Units, 22,500 Units and 37,500 Units, respectively, in 1996; each of the foregoing Restricted Stock Awards vested in full prior to December 31, 1998 in accordance with its terms. Mr. Janson was granted a Restricted Stock Award of 5,000 Units in October 1998. The value of these Units at December 31, 1998 was $6,806,250, $2,273,787, $299,657, $510,469,
    $850,781 and $113,438, respectively, based on the closing price of a Unit on the NYSE on such date ($22.09375).

OPTION GRANTS

     The following table gives more information on options granted during the last fiscal year to each of the executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE VALUE
                            NUMBER OF        % OF TOTAL                                AT ASSUMED ANNUAL RATES
                            SECURITIES      Options/SARs                             OF STOCK PRICE APPRECIATION
                            UNDERLYING       GRANTED TO      EXERCISE                     FOR OPTION TERM(1)
                           OPTIONS/SARS     EMPLOYEES IN      PRICE     EXPIRATION   ----------------------------
          NAME               GRANTED      LAST FISCAL YEAR   ($/SH.)       DATE         5%($)          10%($)
          ----             ------------   ----------------   --------   ----------   ------------   -------------
Barry S. Sternlicht......   2,000,000(2)       14.33         54.6250     2/17/08      68,706,798     174,116,364
Richard D. Nanula........   1,000,000           7.16         53.2875     4/15/08      32,636,692      83,532,415
                            1,000,000           7.16         55.8250     4/15/08      30,099,192      80,994,915
                              500,000           3.58         63.4375     4/15/08      11,243,346      36,691,207
                              500,000           3.58         76.1250     4/15/08       4,899,596      30,347,457
Eric A. Danziger.........          --             --              --          --              --              --
Susan R. Bolger..........     140,000           1.00         49.1875     4/29/08       4,330,726      10,974,909
Ronald C. Brown..........     140,000           1.00         49.1875     4/29/08       4,330,726      10,974,909
Steven R. Goldman........     140,000           1.00         49.1875     4/29/08       4,330,726      10,974,909
Thomas C. Janson, Jr.....     100,000           0.72         42.3125     8/12/08       2,661,010       6,743,523

---------------
(1) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the SEC and are not intended to forecast future price appreciation of the Units. The gains reflect a future value, based upon the closing market price of a Unit on the applicable grant date, and assume annual growth at these prescribed rates. Options have value to recipients, including the named executive officers, only if the price of Units advances beyond the grant date price shown in the table during the option term. The current market price of a Unit is substantially lower than the exercise price of any of the options listed above, and assuming the same growth rates as set by the SEC are applied to the current market values of the Units, the potential realizable value of such options for the option term is substantially lower than that indicated on the table above. The Company did not use an alternative formula for a grant date valuation, an approach that would state gains at present, and therefore lower, value. The Company is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) Excludes 500,000 options issued to Mr. Sternlicht that were subsequently transferred by him to unrelated third parties as contemplated by the original grant.

     The exercise price of each of the options listed in the table above is equal to the fair market value of a Unit on the applicable grant date, with the exception of the options granted to Mr. Nanula, the exercise prices of which are set at various premiums over fair market value on the grant date. The options granted to Mr. Nanula vest in equal monthly installments over the 48 months following the grant date. Each of the other options listed in the table vests in three or four equal installments commencing on the first anniversary of the applicable grant date.

OPTION EXERCISES AND HOLDINGS

     The following table shows the number and value of stock options (exercised and unexercised) during the last fiscal year held by each of the executive officers named in the Summary Compensation Table.

                     AGGREGATE OPTION/SAR EXERCISES IN 1998
                      AND DECEMBER 31, 1998 OPTION VALUES

                                                             NUMBER OF SHARES             VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                             OPTIONS/SARS AT                 Options/SARs at
                          SHARES                            Fiscal Year-End(#)            Fiscal Year-End($)(1)
                        ACQUIRED ON       VALUE        ----------------------------    ---------------------------
         NAME           EXERCISE(#)   REALIZED($)(1)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
         ----           -----------   --------------   -----------    -------------    -----------   -------------
Barry S. Sternlicht...         --              --       3,246,167(2)    1,333,333(2)    4,239,911         --
Richard D. Nanula.....         --              --         499,998       2,500,002              --         --
Eric A. Danziger......    300,000       8,596,838              --              --              --         --
Susan R. Bolger.......         --              --          63,400         140,000              --         --
Ronald C. Brown.......     76,347       2,967,691          98,834         166,666           4,500         --
Steven R. Goldman.....         --              --         175,667         173,333         471,393         --
Thomas C. Janson,
  Jr..................         --              --              --         100,000              --         --

---------------
(1) Value is calculated by subtracting the exercise price from the fair market value of the Units underlying the option on the exercise date (in the case of options exercised) or at December 31, 1998 (in the case of unexercised "in-the-money" options) and multiplying the result by the number of Units for which the option was exercised or is in-the-money, as the case may be. Fair market value at December 31, 1998 was calculated based upon the average of the high and low sales prices of a Unit as reported by the NYSE for that date ($22.09375). There is no assurance that if and when any such in-the-money option is exercised, the option will have this value.

(2) Excludes 500,000 options issued to Mr. Sternlicht which were subsequently transferred by him to unrelated third parties as contemplated by the original grant.

EMPLOYMENT AND COMPENSATION AGREEMENTS WITH EXECUTIVE OFFICERS

     In February 1998, Barry S. Sternlicht and the Trust entered into an amended and restated employment agreement pursuant to which Mr. Sternlicht has agreed to continue to serve as the Chairman and Chief Executive Officer of the Trust until at least December 31, 1999. In January 1999, Mr. Sternlicht, who had been the Chairman of the Company since September 1997, became the Chief Executive Officer of the Company, and his amended and restated employment agreement was assumed by the Company. Mr. Sternlicht receives a minimum annual base salary of $1,000,000. In addition, Starwood has agreed to purchase for Mr. Sternlicht a $10,000,000 life insurance policy, and has agreed to pay to Mr. Sternlicht cash in an amount equal to the amount of any excise tax imposed on him as a result of the accelerated vesting of certain outstanding stock options. Mr. Sternlicht waived the accelerated vesting (as a result of either Starwood's acquisition (the "ITT Merger") of ITT Corporation ("ITT") or Starwood's acquisition of Westin Worldwide and certain of its affiliates (the "Westin Merger")) of all awards to him that otherwise would have vested in 1998; such awards accordingly will vest in accordance with their terms, as modified. In February 1998, Starwood granted to Mr. Sternlicht an option to purchase 2,500,000 Units, exercisable at $54.6875 per Unit (the market value of a Unit on the date of grant); this option vests in three equal annual installments, subject generally to Mr. Sternlicht's continued employment by Starwood. Subsequent to the date of grant, Mr. Sternlicht transferred options to purchase 500,000 Units, in the aggregate, to unrelated parties in accordance with the terms of his initial grant. Mr. Sternlicht's employment is terminable by Starwood with or without cause. In the event Mr. Sternlicht's employment is terminated by Starwood other than for "cause" or by Mr. Sternlicht for "good reason," Starwood will pay to Mr. Sternlicht as a severance benefit an amount equal to two times the sum of his annual base salary then in effect plus the average of his bonus paid for the preceding two years. In addition, all then unvested awards made to Mr. Sternlicht will vest in full, subject to certain exceptions.

     As of April 1998, Richard D. Nanula and the Company entered into an employment agreement pursuant to which Mr. Nanula has agreed to serve as the President and Chief Executive Officer of the Company until at least June 1, 2003. In January 1999, Mr. Nanula became the President and Chief Operating Officer of the Company and President of the Trust. Mr. Nanula receives a minimum annual base salary of $950,000, with a bonus determined in accordance with Starwood's bonus plan. In addition, the Company has agreed to purchase for Mr. Nanula a $10,000,000 life insurance policy. As an inducement to Mr. Nanula's entering into the employment agreement, Mr. Nanula was granted a Restricted Stock Award of 300,000 Units, which vested in full on September 28, 1998. In addition, on April 15, 1998, Mr. Nanula was granted options to purchase (i) 600,000 Units at an exercise price of $53.2875 per Unit (which was in excess of the market value of a Unit on the date of grant), (ii) 400,000 Units at an exercise price of $53.2875 per Unit; (iii) 1,000,000 Units at an exercise price of $55.8250 per Unit; (iv) 500,000 Units at an exercise price of $63.4375 per Unit; and (v) 500,000 Units at an exercise price of $76.1250 per Unit. These options vest in 48 equal monthly installments beginning on May 1, 1998, subject generally to Mr. Nanula's continued employment by the Company. Each option will terminate one year after the termination of Mr. Nanula's employment by the Company, except that if his employment is terminated by the Company without "cause" or by Mr. Nanula for "good reason," each option will terminate two years after the termination of Mr. Nanula's employment. The grant of these options was approved by the stockholders of the Company at its 1998 annual meeting. In the event of a change in control of the Company, the options granted to Mr. Nanula shall become fully vested. Mr. Nanula's employment is terminable by Starwood with or without cause. Upon the termination of Mr. Nanula's employment, he will be entitled to receive all Units subject to the Restricted Stock Award referred to above and all Units underlying certain incentive compensation awards granted under his employment agreement. If Mr. Nanula terminates his employment because Mr. Sternlicht has ceased to be Chairman and Chief Executive Officer of the Trust and Mr. Nanula has not approved of Mr. Sternlicht's successor, 50% of Mr. Nanula's theretofore unvested options and Units underlying Restricted Stock Awards shall vest immediately.

     As of March 2, 1998, Susan R. Bolger and the Company entered into a new employment agreement in connection with her becoming the Company's Executive Vice President of Human Resources. In January 1999, Ms. Bolger also became a Vice President of the Trust. Ms. Bolger's annual salary is $325,000, with a bonus to be determined in accordance with Starwood's bonus plan, and an additional retention bonus equal to one year's salary (at the current base salary level). Ms. Bolger also received a cash payment in respect of taxes payable by Ms. Bolger as a result of the vesting of the Restricted Stock Award granted to Ms. Bolger in August 1996. In April 1998, Ms. Bolger was granted an option to purchase 140,000 Units at an exercise price per Unit equal to the fair market value of a Unit on the date of grant. Ms. Bolger's employment is terminable by Starwood or Ms. Bolger with or without cause. In the event her employment is terminated by Starwood without cause or by Ms. Bolger due to breach by Starwood, Ms. Bolger will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options. Starwood also has made a five-year, non-interest-bearing loan to Ms. Bolger in the amount of $600,000, to be secured by a second mortgage on Ms. Bolger's home.

     As of March 10, 1998, Mr. Brown and the Company entered into a new employment agreement in connection with his becoming the Company's Executive Vice President and Chief Financial Officer. In January 1999, Mr. Brown also became Vice President, Chief Financial Officer and Chief Accounting Officer of the Trust. Mr. Brown's annual salary is $325,000, with a bonus to be determined in accordance with Starwood's bonus plan. Mr. Brown also received a cash payment in respect of taxes payable by Mr. Brown as a result of the vesting of the Restricted Stock Award originally granted to Mr. Brown in August 1996. In April 1998, Mr. Brown was granted options to purchase 140,000 Units at an exercise price per Unit equal to the fair market value of a Unit on the date of grant. Mr. Brown's employment is terminable by Starwood or Mr. Brown with or without cause. In the event his employment is terminated by Starwood without cause or by Mr. Brown due to breach by Starwood, Mr. Brown will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options.

     As of March 25, 1998, Steven R. Goldman and the Trust entered into a new employment agreement in connection with his becoming the Trust's Executive Vice President, Acquisitions and Development. In connection with the Restructuring, Mr. Goldman's employment agreement was assumed by, and he was elected to the same position with, the Company. Mr. Goldman's annual salary is $325,000, with a bonus to be determined in accordance with Starwood's bonus plan, and an additional retention bonus of one year's salary (at the current base salary level). Mr. Goldman also received a cash payment in respect of taxes payable by Mr. Goldman as a result of the vesting of the Restricted Stock Award granted to Mr. Goldman in August 1996. In April 1998, Mr. Goldman was granted an option to purchase 140,000 Units at an exercise price per Unit equal to the fair market value of a Unit on the date of grant. Goldman's employment is terminable by Starwood or Mr. Goldman with or without cause. In the event his employment is terminated by Starwood without cause or by Mr. Goldman due to breach by Starwood, Mr. Goldman will be entitled to severance benefits of one year's base salary and the accelerated vesting of all outstanding options. The Trust also has made a five-year, non-interest-bearing loan to Mr. Goldman in the amount of $525,000, to be secured by a second mortgage on Mr. Goldman's home.

     As of October 1, 1998, Thomas C. Janson, Jr. and Starwood entered into an employment agreement in connection with Mr. Janson's becoming the Company's Executive Vice President, General Counsel and Secretary. In January 1999, Mr. Janson also became the Trust's Vice President, General Counsel and Assistant Secretary. Mr. Janson's annual salary is $450,000, with a bonus to be determined in accordance with Starwood's bonus plan, and he received an additional $250,000 retention bonus in 1998. Mr. Janson was also granted an option to purchase 100,000 Units at an exercise price per Unit equal the fair market value of a Unit on the date of grant and a Restricted Stock Award of 5,000 Units; these options and his Restricted Stock Award vest annually over a four-year period. In the event his employment is terminated by Starwood without cause or by Mr. Janson due to breach by Starwood, Mr. Janson will be entitled to severance benefits of one year's base salary. Starwood also agreed to make a five-year, non-interest-bearing loan to Mr. Janson in the amount of $500,000, to be secured by a second mortgage on Mr. Janson's home.

     Eric A. Danziger and the Company entered into an employment agreement dated as of June 27, 1996, pursuant to which Mr. Danziger was employed as President and Chief Executive Officer of the Company at an annual salary of $365,000. Mr. Danziger also received an option to purchase up to 187,500 Units at a price of $24.50 per Unit (the fair market value of the Units on the date of grant) and a restricted stock award of 100,222 Units. As a result of the termination of Mr. Danziger's employment in February 1998, Mr. Danziger received severance benefits comprised of one year's base salary and the immediate vesting of all outstanding options and Restricted Stock Awards.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1998, the Compensation Committee (the "Company Compensation Committee") of the Board was comprised of Messrs. Sternlicht and Jones. The Company Compensation Committee met informally during 1998 to discuss compensation of the Company's executive officers. During 1998, the Compensation Committee (the "Trust Compensation Committee") of the Trust's Board of Trustees (the "Trust Board") was comprised of Messrs. Sternlicht and Grose. Based on informal discussions, the Trust Compensation Committee made recommendations to the Trust Board regarding the compensation of the Trust's executive officers other than Mr. Sternlicht. The Option Committee of the Trust Board (which, in 1998, was comprised of Messrs. Duncan, Quazzo and Chapus) made recommendations during 1998 to the Trust Board regarding Mr. Sternlicht's compensation. Based in part on the recommendations of the two compensation committees, the Board and the Trust Board made decisions with respect to the compensation of the Company's and the Trust's executive officers. Members of the Board and the Trust Board did not participate at meetings of the Directors or the Trustees in discussions or votes with respect to their own compensation, and Mr. Grose did not participate at meetings of the Trustees in discussions or votes with respect to Mr. Sternlicht's compensation.

     Mr. Sternlicht, the Chairman and Chief Executive Officer of the Company and the Trust, serves as a director of U.S. Franchise Systems, Inc. Michael A. Leven, a Director of the Company, serves as Chairman of the Board and Chief Executive Officer of U.S. Franchise Systems, Inc.

     For information on relationships and related transactions involving Starwood Capital, see "Certain Relationships and Related Transactions."

REPORT ON EXECUTIVE COMPENSATION

     During 1998, the Board and the Trust Board made decisions jointly with respect to executive compensation for executive officers of the Company and the Trust, based on the recommendations of their respective Compensation Committees. In addition, although the Board and the Trust Board make independent compensation decisions with respect to their respective executive officers, as described herein they follow compensation policies that are similar to one another and measure the performance of their respective executive officers based in large part on the performance of Starwood as a whole. Due, in part, to the make-up of the respective Compensation Committees and, in part, to the emphasis on, and integral relationship to total compensation of, equity-based compensation, during the latter half of 1998, the function of the two Compensation Committees has been carried out jointly by the non-management and non-Starwood Capital-affiliated members of the two Compensation Committees and the Option Committees of the Board and the Trust Board. Accordingly, references herein to the "Compensation Committee" refer to such combined committees.

     The primary objective of the Board and the Trust Board with respect to executive compensation is to establish programs which attract and retain key managers and align the compensation received by executive officers with the overall business strategies, values, performance and financial conditions of Starwood and to the achievement of individual performance goals. However, 1998 was a year of unusual growth and transition for Starwood, particularly in light of the Westin Merger and the ITT Merger, as well as the integration of the historic businesses of Starwood, Westin Worldwide and ITT. These activities, coupled with the need to build a strong leadership team for Starwood, affected the Compensation Committee's 1998 compensation decisions for Starwood's Chief Executive Officer and its other executive officers. In 1998, the Compensation Committee's decisions reflected a number of pragmatic issues related largely to the transition into a single, integrated enterprise. The primary focus was to attract and retain key executives by aligning their financial interests with those of shareholders through equity-based incentive programs, promoting ownership of Units by key executives and providing cash bonuses as incentive compensation based upon Starwood's and the individual's performance as evaluated by the Compensation Committee at its discretion. As shown in the Summary Compensation table, the primary components of the pay program were base salary, annual bonus and long-term incentives in the form of options and Restricted Stock Awards.

     In determining competitive compensation levels, the Compensation Committee used survey data from several major compensation consulting firms that reflected pay practices for comparable positions in the hotel, hospitality and gaming industries, as well as general industry. Some of the companies reflected in the Shareholder Return Performance Graph participated in these surveys. Where practicable, multiple regression techniques were used to reflect companies of comparable size and similar characteristics. The Compensation Committee also considered publicly available data from peer companies' proxy statements. To the extent appropriate, the Compensation Committee also considered past pay practices of the three heritage companies.

     Commencing in 1999, the Compensation Committee has developed a comprehensive compensation philosophy and procedures that will serve as a basis for compensation decisions. Earlier this year, the Board adopted the Proposed LTIP and, for executive officers subject to Section 162(m), the Annual Incentive Plan, subject to stockholder approval at the Annual Meeting as described under "Proposed LTIP" and "Annual Incentive Plan." These plans do not preclude Starwood from making any payments or granting any awards whether or not such payments or awards qualify for tax deductibility under Section 162(m).

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1998

     Barry S. Sternlicht is the Chairman and Chief Executive Officer of the Trust and the Company. Mr. Sternlicht's salary, options and other compensation for 1998 were negotiated with Mr. Sternlicht in connection with the amendment and restatement of his employment agreement as described above. In addition, Mr. Sternlicht received a $3.5 million bonus for 1998. The following factors contributed to the Compensation Committee's determination of Mr. Sternlicht's 1998 bonus: (a) his vision and strong leadership as the Chief Executive Officer of a restructured global company with a wide area of control and broad duties and responsibilities, (b) his 1998 accomplishments (including consummation of the Westin Merger and the ITT Merger and the integration of Starwood's historic operations with those of ITT and Westin Worldwide) and (c) the amount of his bonus relative to bonuses paid to chief executive officers of Starwood and its constituent companies in the past.

     Mr. Sternlicht's 1998 option grant was based on Starwood's performance over the preceding several years. The value of the options granted to Mr. Sternlicht in 1998 depends on Starwood's future success and whether that success is reflected in the value of Starwood Units. The Compensation Committee considered the complexity and duties of Mr. Sternlicht's position and his accomplishments and contributions to the achievement of Starwood's strategic goals.

     Richard D. Nanula has been President and Chief Operating Officer of the Company and President of the Trust since January 1999. Mr. Nanula joined the Company as its President and Chief Executive Officer in June 1998 and served in such capacity until January 1999. Mr. Nanula's salary, options, Restricted Stock Award and other compensation were negotiated with Mr. Nanula in connection with his employment agreement with Starwood as described above. In addition, Mr. Nanula received a $1.4 million bonus for 1998. The following factors contributed to the Compensation Committee's determination of Mr. Nanula's 1999 bonus: (a) his vision and strong leadership as the Chief Executive Officer of a restructured global company with a wide area of control and broad duties and responsibilities, (b) his contribution and leadership with respect to the successful integration of Starwood's historic operations with those of ITT and Westin Worldwide and (c) the amount of his bonus relative to bonuses paid to chief executive officers of Starwood and its constituent companies in the past.

     Mr. Nanula's 1998 option grant and Restricted Stock Award reflected Starwood's need to retain a talented senior executive with certain background, experience and leadership skills to help Starwood to integrate three diverse companies as a single, efficient and dynamic enterprise. The Compensation Committee considered the complexity and duties of Mr. Nanula's position and his accomplishments and contributions to the achievement of Starwood's strategic goals. The value of the options granted to Mr. Nanula in 1998 depends on Starwood's future success and whether that success is reflected in the value of Starwood Units.

       Jean-Marc Chapus
        Bruce W. Duncan
        Earle Jones
        Michael A. Leven
        Stephen R. Quazzo
        Raymond S. Troubh
        Daniel W. Yih

                         SHAREHOLDER RETURN PERFORMANCE

     Set forth below is a line graph comparing the cumulative total shareholder return on the Units against the cumulative total return on Standard and Poor's Corporate Composite -- 500 Stock Index (the "S&P 500") and the Standard & Poor's Corporation Hotel/Motel Composite Index (the "S&P Hotel/Motel") for the five fiscal years beginning January 1, 1994 and ending December 31, 1998. The graph assumes that the value of the investments was 100 on January 1, 1994 and that all dividends and other distributions were reinvested.

                                                        STARWOOD                     S&P 500                 S&P HOTEL/MOTEL
                                                        --------                     -------                 ---------------
'1994'                                                   109.52                       98.67                       89.19
'1995'                                                   195.18                      132.33                      104.39
'1996'                                                   380.16                      159.15                      123.93
'1997'                                                   619.83                      208.50                      171.99
'1998'                                                   254.83                      264.10                      138.92

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES OF THE BOARD AND THE TRUST BOARD

     The policy of the Board and the Trust Board provides that any contract or transaction between the Company or the Trust, as the case may be, and any other entity in which one or more of its Directors, Trustees or officers are directors or officers, or have a financial interest, must be approved or ratified by a majority of the disinterested Directors or Trustees after the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to them. Each of the transactions between Starwood and Starwood Capital described in this Proxy Statement was so approved.

STARWOOD CAPITAL

     General. Barry S. Sternlicht, Chairman, Chief Executive Officer and a Director of the Company, and Chairman, Chief Executive Officer and a Trustee of the Trust, controls and has been the President and Chief Executive Officer of Starwood Capital since its formation. In addition, Madison Grose, a Trustee of the Trust, and Jonathan Eilian, a Director of the Company, are Senior Managing Directors of, and hold direct or indirect interests in, Starwood Capital. Prior to joining Starwood, Mr. Goldman was an employee of Starwood Capital, and he continues to own an interest in certain portfolio investments of Starwood Capital.

     Trademark License. Starwood Capital has granted to Starwood an exclusive, non-transferable, royalty-free license to use the "Starwood" name and certain trademarks in connection with the hotel and hospitality services business, and to use the "Starwood" name in its corporate name, worldwide in perpetuity.

     Starwood Capital Reimbursement Agreement. Starwood Capital and Starwood agreed that, subject to approval by the independent Directors or Trustees, as appropriate, until December 31, 1998, Starwood would reimburse Starwood Capital for its out-of-pocket expenses and internal costs (including allocation of overhead) for services provided to Starwood, other than internal costs of Starwood Capital for services of senior management of Starwood Capital (effective August 12, 1997). During 1998, Starwood reimbursed Starwood Capital approximately $391,000 for out-of-pocket expenses and approximately $253,000 for internal costs in accordance with this agreement. Starwood Capital's engagement to act as financial advisor to Starwood in connection with the ITT Merger was not subject to this reimbursement limitation.

     Starwood Capital Noncompete. In connection with a restructuring of Starwood in 1995, Starwood Capital agreed (the "Starwood Capital Noncompete") that, with certain exceptions, it would not compete within the United States directly or indirectly with the Company, the Trust, Realty Partnership or Operating Partnership and would present to such partnerships all acquisitions of
(i) fee or ground interests or other equity interests in hotels in the United States and (ii) debt interests in hotels in the United States where it is anticipated that the equity will be acquired by the debt holder within one year from the acquisition of such debt. During the term of the Starwood Capital Noncompete, neither Starwood Capital nor any of its affiliates is to acquire any such interest. The Starwood Capital Noncompete continues until no officer, director, general partner or employee of Starwood Capital is on either the Board or the Trust Board (subject to exception for certain restructurings, mergers or other combination transactions with unaffiliated parties). During 1998, Starwood declined to invest and granted a waiver of the Starwood Capital Noncompete in connection the acquisition by a Starwood Capital affiliate of a mixed use property in Chevy Chase, Maryland that included a hotel that is leased under a long-term lease to a third party.

     The Westin Merger. Prior to the Westin Merger, Starwood Capital owned an interest in Westin Worldwide. Starwood Capital and certain of its affiliates had interests in Westin Worldwide as follows:

          (i) Starwood Capital, through certain of its affiliates, was the general partner of Woodstar Investor Partnership, which held an approximately 50% voting interest (an approximately 35.23% interest in profits) in W&S LLC (the "LLC"), which owned in excess of 99% of the outstanding equity securities of Westin Worldwide and certain of its subsidiaries acquired in the Westin Merger (the "Westin Subsidiaries"). Starwood Capital and, therefore, Mr. Sternlicht, may be deemed to have been the beneficial owner of the shares held by Woodstar Investor Partnership, a privately held real property investment partnership.

          (ii) Messrs. Sternlicht, Grose and Eilian were investors in, and Mr. Sternlicht was an affiliate of, an investor in a partner in Woodstar Investor Partnership.

     In connection with the Westin Merger and the contributions of the Westin Subsidiaries to the Partnerships, all of the outstanding shares of Westin Worldwide were canceled and the members of the LLC received their proportionate shares (which approximated their respective profit interests in the LLC) of (a) the shares of Class A EPS and Class B EPS that were issued in the Westin Merger and (b) the Partnership Units that were issued in connection with such contributions.

     Other Westin Relationships. Starwood Capital and its affiliates hold a 37% interest in a golf course management company that currently manages golf courses associated with two Westin hotels and, until March 1999, Starwood Capital held a 20% interest in a Mexican company that operates timeshare resorts adjacent to the three Westin hotels in Mexico. Individuals affiliated with Starwood Capital, including individuals who are Directors of the Corporation and Trustees of the Trust, and certain other affiliates of Starwood Capital, collectively, indirectly own the Tamarron Sheraton and the golf course and two condominium units at the Westin Innisbrook Resort.

     ITT Merger. Starwood engaged Starwood Capital to act as its financial advisor in connection with the ITT Merger and related transactions for which Starwood Capital received a fee of $10.5 million in cash and 131,388 Units plus a tax gross-up payment of $5 million upon the closing of the ITT Merger.

     Other. In February 1999, the Company purchased in the open market from unaffiliated third-parties debt securities of an issuer in which Starwood Capital had a non-controlling equity interest for $23 million.

     Aircraft Lease. In February 1998, a subsidiary of the Company leased a Gulfstream III Aircraft from Starflight LLC, an affiliate of Starwood Capital. The term of the lease is one year and automatically renews for additional one-year terms thereafter unless either party terminates the lease upon 90 days' written notice. The rent for the aircraft, which was set at approximately 90% of fair market value (based on two competitive bids from unrelated third parties), is (i) a monthly payment equal to 1.25% of the lessor's total costs relating to the aircraft (approximately $123,000 at the beginning of the lease), which increases accordingly for additional costs incurred by the lessor, plus (ii) $300 for each hour that the aircraft is in use.

OTHER

     During 1998 and 1999, Starwood made non-interest-bearing loans to Susan R. Bolger, Executive Vice President of Human Resources, Steven R. Goldman, Executive Vice President, Acquisitions and Development, and Thomas C. Janson, Jr., Executive Vice President, General Counsel and Secretary. Each of these loans was made in connection with such executive's employment and is or will be secured by a second mortgage on such executive's home. These loans had initial principal amounts of $600,000, $525,000 and $500,000, respectively, all of which was outstanding as of April 7, 1999.

     Russell Sternlicht, the brother of Barry S. Sternlicht, has been serving as Senior Vice President, Corporate Development of Starwood since February 1999. From February 1998 through February 1999, Russell Sternlicht served as a consultant to Starwood in connection with the disposition of certain non-core assets and the analysis of strategic corporate acquisition and investment opportunities. Prior to February 1998, Russell Sternlicht was a Managing Director of NationsBank Montgomery Securities Inc., an investment banking firm, in New York, where he focused on the branded consumer products and retail industries. Russell Sternlicht was paid a $30,000 monthly consulting fee in exchange for such services.

     The wife of Steven R. Goldman provides legal services to the Company and was paid approximately $69,000 for such services during 1998.

     In 1998, Starwood retained the law firm Verner, Liipfert, Bernhard, McPherson and Hand, of which Senator George Mitchell, a Trustee of the Trust, is Special Counsel.

                                 OTHER MATTERS

     The Board is not aware of any matters not referred to in the enclosed proxy that will be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On the recommendation of the Audit Committee, the firm of Arthur Andersen LLP ("Arthur Andersen"), certified public accountants, has been selected as Starwood's principal independent public accountants for 1999, a capacity in which it has served since April 1998. Prior to the ITT Merger and the Westin Merger, Arthur Andersen had served in a similar capacity for ITT and Westin Worldwide. Representatives of Arthur Andersen are expected to be present at the Annual Meeting and may, if they wish, make a statement. Such representatives are also expected to be available to respond to appropriate questions.

                               SOLICITATION COSTS

     The cost of soliciting proxies in the accompanying form will be borne by Starwood. The solicitation is being made by mail and may also be made by telephone or in person using the services of a number of regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by Starwood for expenses incurred in sending proxy materials to beneficial owners of Units. The Company has engaged D.F. King & Co., Inc. to solicit proxies and to assist with the distribution of proxy materials for a fee of $17,500, plus reasonable out-of-pocket expenses.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     In order to be considered for inclusion in the proxy solicitation material for the 2000 Annual Meeting of Stockholders of the Company, a stockholder proposal must be received by the Company not later than December 24, 1999. In addition, the Bylaws of the Company establish an advance notice procedure for stockholder proposals to be brought before any meeting, including proposed nominations of persons for election to the Board. A stockholder nomination or proposal intended to be brought before the Annual Meeting must have been received by the Company on or after March 12, 1999 and on or prior to April 6, 1999. No such nominations or proposals were received by the Company. The Company's 2000 Annual Meeting of Stockholders is expected to be held on May 24, 1999. A stockholder proposal or nomination intended to be brought before the 2000 Annual Meeting (whether or not such proposal is included in the proxy solicitation material as described above) must be received by the Company on or after February 16, 2000 and on or prior March 12, 2000. All proposals and nominations should be directed to Starwood Hotels & Resorts Worldwide, Inc., 777 Westchester Avenue, White Plains, New York 10604, Attention: Secretary. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

                                          By Order of the Board of Directors
                                          STARWOOD HOTELS & RESORTS
                                          WORLDWIDE, INC.
                                          /s/ Thomas C. Janson,Jr.
                                          Thomas C. Janson, Jr.
                                          Secretary

April 20, 1999

                                    ANNEX A
                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
                   1999 LONG-TERM INCENTIVE COMPENSATION PLAN

                                   ARTICLE 1

                    ESTABLISHMENT, OBJECTIVES, AND DURATION

     1.1. Establishment of the Plan. Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Starwood Hotels & Resorts Worldwide, Inc. 1999 Long-Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

     1.2. Objectives of the Plan. The objectives of the Plan are to (i) attract and retain employees by providing compensation opportunities that are competitive with other companies; (ii) provide incentives to those employees who contribute significantly to the long-term performance and growth of the Company and its Subsidiaries; and (iii) align employees' long-term financial interests with those of the Company's stockholders. The Plan is intended to supersede and replace the Company's 1995 Long-Term Incentive Plan, as amended and restated (the "1995 Plan"). Notwithstanding the foregoing, nothing in this Plan is intended to abridge, modify or otherwise alter the rights of any person in respect of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance shares or performance units granted under the 1995 Plan or the Starwood Hotels & Resorts 1995 Long-Term Incentive Compensation Plan.

     1.3. Effective Date; Duration of the Plan. Subject to approval by the Company's stockholders, the Plan shall become effective as of May 26, 1999 (the "Effective Date") and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Units subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.

                                   ARTICLE 2

                                  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

     2.2 "Award Agreement" shall mean the document evidencing an Award granted under this Plan.

     2.3. "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.4. "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.5. "Cause" shall mean embezzlement or misappropriation of the Company's funds or other assets, other act deemed by the Committee in the good faith exercise of its sole discretion to be an act of dishonesty with respect to the Company, significant activities materially harmful to the reputation of the Company, willful and repeated refusal to perform or substantial disregard of the duties properly assigned to the holder by the Company (other than as a result of Disability), material violation of any statutory or common law duty of loyalty to the Company or a material breach by the holder of the holder's employment agreement with the Company, if any (subject to any cure period therein provided).

     2.6.  "Change in Control" means:

          (a) Any Person is or becomes the beneficial owner within the meaning of Rule 13d-3 promulgated under the Exchange Act (but without regard to any time period specified in Rule 13d-3(d)(1)(i), of 33 1/3 percent or more of either (i) then outstanding Units, including for this purpose Partnership Units of SLT Realty Limited Partnership and SLC Operating Limited Partnership (the "Outstanding Units") or (ii) the combined voting power of then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, (1) any acquisition by the Company or (2) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

          (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other then the Board shall not be deemed a member of the Incumbent Board:

          (c) Consummation by the Company of a reorganization, merger, or consolidation or sale of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Units and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Units and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly 33 1/3 percent or more of the Outstanding Units or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3 percent or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (d) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     2.7. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.8. "Committee" means the committee appointed by the Board to administer the Plan, consisting of two or more Directors, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" within the meaning of Code Section 162(m).

     2.9. "Company" means Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation and any successor thereto as provided in Article 23 herein.

     2.10. "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is a "covered employee," as defined in Section 162(m) of the Code or the regulations promulgated thereunder, or any successor statute.

     2.11. "Director" means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Subsidiary shall be considered an Employee under the Plan.

     2.12. "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, as determined in the discretion of the Committee.

     2.13.  "Effective Date" shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.14. "Employee" means any employee of the Company or any of its Subsidiaries or any person serving at the request of the Company as an employee or officer of any affiliate of the Company. Directors who are employed by the Company shall be considered Employees under this Plan.

     2.15. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.16. "Fair Market Value" shall mean the fair market value of the Units, as determined by the Committee, which, unless otherwise specified shall be the closing sale price of a Unit as reported in the New York Stock Exchange Composite Transactions on the business day immediately preceding the date as of which such value is being determined, or, if there is no such sale on the relevant date, then on the next preceding business day on which a sale was reported.

     2.17. "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

     2.18. "Incentive Stock Option" or "ISO" means an option to purchase Units granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     2.19. "Insider" shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Exchange Act.

     2.20. "Nonqualified Stock Option" or "NQSO" means an option to purchase Units granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.21. "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

     2.22. "Option Price" means the price at which a Unit may be purchased by a Participant pursuant to an Option.

     2.23. "Participant" means an individual who has been granted an Award under the Plan.

     2.24. "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

     2.25. "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

     2.26. "Period of Restriction" means the period during which the transfer of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Restricted Stock is subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.27. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.28.  "Restricted Stock" means Units granted to a Participant pursuant to
Article 8 herein.

     2.29. "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.30. "Subsidiary" shall mean any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee, in its discretion.

     2.31. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Unit under the related Option (and when a Unit is purchased under the Option, the Tandem SAR shall similarly be canceled).

     2.23. "Units" means the units each consisting of one share of common stock, par value $.01 per share, of the Company and one class B share of beneficial interest, par value $.01 per share, of Starwood Hotels & Resorts.

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1. General. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company.

     3.2. Committee Authority. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee's authority shall include, but not be limited to the authority to
(i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the Fair Market Value of the Units for various purposes under the Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the Units issued pursuant to Awards, including, but not limited to those relating to a Participant's retirement, death, disability, leave of absence or termination of employment. The Committee may take such further action and make any and all other determinations which it deems necessary with respect to the administration of the Plan, subject to the provisions of Section 162(m) of the Code in the case of Awards granted to Covered Employees that are intended to qualify for the performance-based compensation exception from the tax deductibility limitations of Section 162(m) of the Code.

     3.3 Administration of the Plan. The Committee shall have the power to prescribe and modify, as necessary, the form of Award Agreement, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement. The administration of the Plan with respect to Insiders and Covered Employees, to the extent required or appropriate under the Exchange Act and/or Section 162(m) of the Code, shall be managed by the Committee.

     3.4 Delegation of Authority. The Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan with respect to persons who are not Insiders or Covered Employees.

     3.5. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries.

                                   ARTICLE 4

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1. Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 herein, the number of Units hereby reserved for Awards under the Plan shall be twenty million (20,000,000). Not more than three million (3,000,000) of the Units reserved under the Plan may be granted in the form of Awards other than options or SARs. Upon approval of this Plan by the stockholders of the Company, no further grants may be made under the 1995 Plan. To the extent that Units subject to an Award granted under the Plan, the 1995 Plan or the Starwood Hotels & Resorts 1995 Long-Term Incentive Plan are not issued or delivered or are canceled or forfeited by reason of the expiration, termination, cancellation, forfeiture or repurchase of any Award or by reason of the delivery or withholding of Units to pay all or a portion of the exercise price of an Award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an Award, then the number of Units that are not issued or delivered or are canceled or forfeited as described above shall be added to the number of Units available for grant under the Plan.

     Unless and until the Board determines that an Award to a Covered Employee shall not be designed to comply with the performance-based compensation exception from the tax deductibility limitations of Code Section 162(m), the following rules shall apply to grants of such Awards under the Plan:

          (a) Stock Options and SARs: The maximum aggregate number of Units that may be granted in the form of Stock Options pursuant to Awards granted in any one fiscal year to any one single Participant and the maximum aggregate number of Units that may be granted in the form of Stock Appreciation Rights pursuant to Awards granted in any one fiscal year to any one single Participant shall be five million (5,000,000).

          (b) Restricted Stock and Performance Shares/Units: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one single Participant shall be two million (2,000,000) and the maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units granted in any one fiscal year to any one single Participant shall be equal to the value of two million (2,000,000) Units.

     4.2. Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of securities which may be delivered under
Section 4.1, in the number and class of and/or price of securities subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1 (a) and 4.1 (b), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Units subject to any Award shall always be a whole number.

                                   ARTICLE 5

                         ELIGIBILITY AND PARTICIPATION

     5.1. Eligibility. The Committee shall determine which Employees, Directors, consultants and advisers shall be eligible to receive Awards under the Plan.

     5.2. Participation by Subsidiaries. Employees, directors, consultants and advisers of Subsidiaries may participate in the Plan upon approval of the Awards by the Committee. A Subsidiary's participation in the Plan may be terminated at any time by the Committee. If a Subsidiary's participation in the Plan shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except with the approval of the Committee.

     5.3 Participation Outside of the United States. The Committee or its designee shall have the authority to amend the Plan and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by eligible individuals who are located outside of the United States on terms and conditions comparable to those afforded to eligible individuals located within the United States, provided that any such action taken with respect to a Covered Employee shall be taken in compliance with
Section 162(m) of the Code.

                                   ARTICLE 6

                                 STOCK OPTIONS

     6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Units to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

     6.3. Option Price. The Committee shall determine the Option Price, which shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Unit on the date the Option is granted.

     6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.

     6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Units with respect to which the Option is to be exercised, accompanied by full payment for the Units.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Units having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Units which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of
(a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, certificates in an appropriate amount based upon the number of Units purchased under the Option(s).

     6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Units acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable.

     6.8  Termination of Employment or Service.

          (a) Disability or Death. Unless otherwise specified in the Award Agreement relating to an Option, if the optionee's employment with the Company or service as a consultant, adviser or Director terminates by reason of Disability or death, each Option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Award Agreement relating to such Option) after the effective date of such optionee's termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such Option.

          (b) Termination for Cause. Unless otherwise specified in the Award Agreement relating to an Option, if the optionee's employment with the Company or service as a consultant, adviser or Director terminates for Cause, each Option held by such optionee, whether or not then exercisable, shall terminate automatically on the effective date of such optionee's termination of employment or service.

          (c) Voluntary Termination by Optionee. Unless otherwise specified in the Award Agreement relating to an Option, if optionee's employment with the Company or service as a consultant, adviser or Director terminates because of the voluntary resignation by the optionee, each Option held by such optionee shall be exercisable only to the extent that such Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is 30 days (or such other period as set forth in the Award Agreement relating to such Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Option.

          (d) Other Termination. Unless otherwise specified in the Award Agreement relating to an Option, if the optionee's employment with the Company or service as a consultant, adviser or Director terminates for any reason other than Disability, death, voluntary termination by the optionee or termination by the Company for Cause, each Option held by such optionee shall be exercisable only to the extent that such Option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Award Agreement relating to such Option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such Option.

          (e) Death Following Termination of Employment or Service. Unless otherwise specified in the Award Agreement relating to an Option, if an optionee dies during the one-year period following termination of employment or service by reason of Disability, if an optionee dies during the thirty-day period following voluntary termination of employment or service by the optionee, or if an optionee dies during the three-month period following termination of employment or service for any reason other than voluntary termination by the optionee, Disability or Cause (or, in each case, such other period as the Committee may specify in the Award Agreement relating to an Option), each Option held by such optionee may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three months (thirty days in the case of voluntary termination of employment or service by the optionee) (or such other period as set forth in the Award Agreement relating to such Option) after the date of death (but in the case of death following termination of employment or service by reason of Disability, no less than one year (or such other period as set forth in the Award Agreement relating to such Option) after the date of termination of employment or service), and (ii) the expiration date of the term of such Option.

     6.9.  Nontransferability of Options.

          (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

          (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

     6.10. Reload Options. Without in any way limiting the authority of the Committee to grant Awards hereunder, the Committee shall have the authority to grant additional Options ("Reload Option") for a number of Units equal to the number of Units surrendered by the Participant upon exercise of the original Option as provided in this Section 6.10. Any such Reload Option shall be subject to such other terms and conditions as the Committee may determine. Notwithstanding the above, (i) the Committee shall have the right, in its sole discretion, to withdraw a Reload Option to the extent that the grant thereof will result in any adverse accounting consequences to the Company and (ii) no additional Reload Options shall be granted upon the exercise of a Reload Option.

                                   ARTICLE 7

                           STOCK APPRECIATION RIGHTS

     7.1. Grant of SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as determined by the Committee. The Committee may grant Freestanding SARS, Tandem SARS, or any combination of these forms of SAR.

     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARS.

     The grant price of a Freestanding SAR shall equal the Fair Market Value of a Unit on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

     7.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Units subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Units for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Units subject to the underlying ISO at the time the Tandem SAR is exercised, and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Units subject to the ISO exceeds the Option Price of the ISO.

     7.3. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.4. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.5. Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

     7.6. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Unit on the date of exercise over the grant price; by

          (b) The number of Units with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Units of equivalent value, or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     7.7  Termination of Employment or Service.

          (a) Disability or Death. Unless otherwise specified in the Award Agreement relating to an SAR, if the grantee's employment with the Company or service as a consultant, adviser or Director terminates by reason of Disability or death, each SAR held by such grantee shall be fully exercisable and may thereafter be exercised by such grantee (or such grantee's executor, administrator, legal representative, beneficiary or similar person, as the case may be) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Award Agreement relating to such SAR) after the effective date of such grantee's termination of employment or service or date of death, as the case may be, and (ii) the expiration date of the term of such SAR.

          (b) Termination for Cause. Unless otherwise specified in the Award Agreement relating to an SAR, if the grantee's employment with the Company or service as a consultant, adviser or Director terminates for Cause, each SAR held by such grantee, whether or not then exercisable, shall terminate automatically on the effective date of such grantee's termination of employment or service.

          (c) Voluntary Termination by Grantee. Unless otherwise specified in the Award Agreement relating to an SAR, if grantee's employment with the Company or service as a consultant, adviser or Director terminates because of the voluntary resignation by the grantee, each SAR held by such grantee shall be exercisable only to the extent that such SAR is exercisable on the effective date of such grantee's termination of employment or service and may thereafter be exercised by such grantee (or such grantee's legal representative or similar person) until and including the earliest to occur of (i) the date which is 30 days (or such other period as set forth in the Award Agreement relating to such SAR) after the effective date of such grantee's termination of employment or service and (ii) the expiration date of the term of such SAR.

          (d) Other Termination. Unless otherwise specified in the Award Agreement relating to an SAR, if the grantee's employment with the Company or service as a consultant, adviser or Director terminates for any reason other than Disability, death, voluntary termination by the grantee or termination by the Company for Cause, each SAR held by such grantee shall be exercisable only to the extent that such SAR is exercisable on the effective date of such grantee's termination of employment or service and may thereafter be exercised by such grantee (or such grantee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Award Agreement relating to such SAR) after the effective date of such grantee's termination of employment or service and (ii) the expiration date of the term of such SAR.

          (e) Death Following Termination of Employment or Service. Unless otherwise specified in the Award Agreement relating to an SAR, if an grantee dies during the one-year period following termination of employment or service by reason of Disability, if an grantee dies during the thirty-day period following voluntary termination of employment or service by the grantee, or if an grantee dies during the three-month period following termination of employment or service for any reason other than voluntary termination by the grantee, Disability or Cause (or, in each case, such other period as the Committee may specify in the Award Agreement relating to an SAR), each SAR held by such grantee may thereafter be exercised by such grantee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is three months (thirty days in the case of voluntary termination of employment or service by the grantee) (or such other period as set forth in the Award Agreement relating to such SAR) after the date of death (but in the case of death following termination of employment or service by reason of Disability, no less than one year (or such other period as set forth in the Award Agreement relating to such SAR) after the date of termination of employment or service), and (ii) the expiration date of the term of such SAR.

     7.8. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   ARTICLE 8

                                RESTRICTED STOCK

     8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Awards of Restricted Stock to Participants in such amounts as the Committee shall determine. Such Awards may at the discretion of the Committee be either current grants of Restricted Stock or deferred grants of Restricted Stock units.

     8.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Units of Restricted Stock granted, and such other provisions as the Committee shall determine.

     8.3. Transferability. Except as provided in this Article 8, the Units of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4. Other Restrictions. Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Units of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Unit of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

     The Company may retain the certificates representing Units of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Units have been satisfied.

     Except as otherwise provided in this Article 8, Units of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

     8.5. Voting Rights. Except as otherwise provided in the Participant's Restricted Stock Award Agreement, a Participant holding Units of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Units during the Period of Restriction.

     8.6. Dividends and Other Distributions. Except as otherwise provided in the Participant's Restricted Stock Award Agreement, during the Period of Restriction, a Participant holding Units of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Units while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the performance-based compensation exception from the tax deductibility limitations of Code Section 162(m), the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for such performance-based compensation exception.

     8.7  Termination of Employment or Service.

          (a) Disability, Death and Involuntary Termination Without
     Cause. Except to the extent otherwise set forth in the Award Agreement relating to a Restricted Stock Award, if the employment of the holder of a Restricted Stock Award or his or her service as a consultant, adviser or Director terminates by reason of Disability, death or involuntary termination by the Company without Cause, the Period of Restriction shall terminate as of the effective date of such holder's termination of employment or service, and any applicable Performance Measures shall be computed through such date.

          (b) Other Termination. Except to the extent otherwise set forth in the Award Agreement relating to a Restricted Stock Award, if the holder's employment with the Company or service as a consultant, adviser or Director terminates for any reason other than Disability, death or involuntary termination without Cause, the portion of such Award which is subject to a Period of Restriction on the effective date of such holder's termination of employment or service shall be forfeited to and canceled by the Company.

                                   ARTICLE 9

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1. Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     9.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Unit on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

     9.3. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.4. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash or in Units (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Units may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     Except as otherwise provided in the Participant's Award Agreement, a Participant shall be entitled to receive any dividends declared with respect to Units which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to the Participant (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Units of Restricted Stock, as set forth in Section 8.6 herein). In addition, unless otherwise provided in the Participant's Award Agreement, a Participant shall be entitled to exercise full voting rights with respect to such Units.

     9.5.  Termination of Employment Due to Death, Disability, or
Retirement. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or retirement after attaining the normal retirement age then in effect under the Company's tax-qualified retirement plan during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

     Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     9.6. Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/ Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

     9.7. Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                   ARTICLE 10

                              PERFORMANCE MEASURES

     Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), the performance measure(s) to be used for purposes of such grants shall be chosen from among:

          (a) earnings before interest, taxes, depreciation and amortization ("EBITDA");

          (b) consolidated pre-tax earnings;

          (c) revenues;

          (d) net earnings;

          (e) operating income;

          (f) earnings before interest and taxes;

          (g) cash flow measures;

          (h) return on equity;

          (i) return on net assets employed; and

          (j) earnings per share.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), and which are held by Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the performance-based compensation exception from the deductibility limitations of Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

                                   ARTICLE 11

                              AWARDS TO DIRECTORS

     11.1. Stock Options. On June 30 of each calendar year (or, if later than June 30, on the date on which a person is first elected as a Director) each Director shall be granted an NQSO to purchase 4,500 Units, which amount shall be prorated for the first such grant if such person is first elected to serve as a Director on a date other than June 30 of a calendar year, at an Option Price equal to one hundred percent (100%) of the Fair Market Value of a Unit on the date the Option is granted. Each Option granted under this
Article 11 shall be fully exercisable on and after its date of grant, shall expire ten (10) years after its date of grant (notwithstanding termination of service as a Director for any reason prior to such ten-year anniversary date) and may be exercised in whole or in part in accordance with Section 6.6. If a Director dies while an Option is outstanding, such Option may be exercised by the Director's beneficiary until and including the expiration date of the term of such Option.

     11.2. Grants of Units. On the last day of March, June, September and December of each calendar year each Director shall be awarded, on a current basis or at the prior election of the Director on a deferred basis, a number of Units (rounded to the nearest whole share) equal to one-quarter of $50,000 divided by the Fair Market Value of a Unit on the immediately preceding December 31; provided that such $50,000 shall be reduced, but not below $25,000, to the extent a Director elects (prior to such immediately preceding December 31, or with respect to any person who became a Director subsequent to such date, within 30 days of becoming a Director) to receive cash in lieu of Units under this
Section 11.2 (a "Cash Election"). The Units awarded pursuant to this Section
11.2 shall not be Restricted Stock. On or before each December 31 (or in the case of a person who first becomes a Director subsequent to December 31, within 30 days of becoming a Director), a Director may, by written notice to the Company, elect to defer receipt (a "Deferral Election") of any or all of the Units to be granted to the Director under this Section 11.2 (or cash to the extent of his or her Cash Election) which would otherwise be thereafter payable to him or her in the manner prescribed by the Company for such deferrals.

                                   ARTICLE 12

                            BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                                   ARTICLE 13

                                   DEFERRALS

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Units that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                                   ARTICLE 14

                              RIGHTS OF EMPLOYEES

     14.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     14.2. Participation. No Employee, consultant, adviser or, except as set forth in Article 11, Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                   ARTICLE 15

                               CHANGE IN CONTROL

     15.1. Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

          (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

          (b) Any restriction periods and restrictions imposed on Restricted Stock which are not performance-based shall lapse;

          (c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Units shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control the number of shares based upon an assumed achievement of all relevant targeted performance goals. Awards denominated in cash shall be paid to participants in cash within thirty (30) days following the effective date of the Change in Control based on an assumed achievement of all relevant targeted performance goals.

     Any good faith determination by the Committee as to whether a Change in Control with the meaning of the Plan has occurred shall be conclusive and binding upon the Company and all Participants.

     15.2. Termination, Amendment, and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan (but subject to the limitations of Section 15.3 hereof) or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Committee may terminate, amend, or modify this Article 15 at any time and from time to time prior to the date of a Change in Control.

     15.3. Pooling of Interests Accounting. Notwithstanding any other provision of the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Committee may, prior to the date of the Change in Control, take any action necessary to preserve the use of pooling of interests accounting.

                                   ARTICLE 16

                    AMENDMENT, MODIFICATION, AND TERMINATION

     16.1. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

     16.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless otherwise determined by the Committee, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

     16.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 15.3 hereof), no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     16.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162 (m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 16, make any adjustments it deems appropriate.

                                   ARTICLE 17

                                  WITHHOLDING

     17.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     17.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARS, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Units having a Fair Market Value on the date the tax is to be determined equal to not more than the minimum amount of tax required to be withheld with respect to the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   ARTICLE 18

                                INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall have given the Company a reasonable opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation of Bylaws, as a matter of law, or otherwise or any power that the Company may have to indemnify them or hold them harmless.

                                   ARTICLE 19

                    OTHER BENEFIT AND COMPENSATION PROGRAMS

     Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. No Employee, consultant, adviser or, except as set forth in Article 11, Director shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Participants under the Plan. Further, the Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary. The adoption of the Plan shall not confer upon any Employee any right to continued employment in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of its Employees at any time, free from any claim or liability under the Plan.

                                   ARTICLE 20

                                 UNFUNDED PLAN

     Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any participant any right, title or interest in any assets of the Company.

                                   ARTICLE 21

                              EXPENSES OF THE PLAN

     The expenses of the administration of the Plan shall be borne by the Company and its Subsidiaries. The Company may require Subsidiaries to pay for the Units issued under the Plan.

                                   ARTICLE 22

                            RIGHTS AS A STOCKHOLDER

     Unless the Committee determines otherwise, a Participant shall not have any right as a stockholder with respect to Units covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Articles 8 and 9.

                                   ARTICLE 23

                                   SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   ARTICLE 24

                               LEGAL CONSTRUCTION

     Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     24.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     24.3. Requirements of Law. The granting of Awards and the issuance of Units under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     24.4. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     24.5. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Maryland.

                                                                         ANNEX B

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

                           1999 ANNUAL INCENTIVE PLAN
                             FOR CERTAIN EXECUTIVES

     1. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

          Code -- the Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary or final Treasury Regulations promulgated thereunder.

          Committee -- a committee comprised solely of two or more members of the Board of Directors of the Company, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

          Company -- Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation.

          Deferred Unit Account -- shall mean a book reserve maintained by the Company for the purpose of measuring the amount payable to a Participant with respect to the deferred portion of the Participant's bonus payment for a Performance Period.

          Designated Beneficiary -- shall mean the person or persons entitled to receive the remaining Distributable Balance in a Participant's Deferred Stock Account at the Participant's death.

          Distributable Balance -- shall mean the balance in a Participant's Deferred Stock Account that is distributable to the Participant upon termination of the Participant's employment.

          Exchange Act -- shall mean the Securities Exchange Act of 1934, as amended.

          Fair Market Value -- shall mean the fair market value of a Unit, as determined by the Committee, which, unless otherwise specified, shall be the closing sale price of a Unit as reported in the New York Stock Exchange Composite Transactions on the business day immediately preceding the date as of which such value is being determined, or, if there is no such sale on the relevant date, then on the next preceding business day on which a sale was reported.

          Legal Representative -- shall mean a guardian, legal representative or other person acting in a similar capacity with respect to a Participant.

          Participant -- Shall mean the Chairman and Chief Executive Officer, the President and Chief Operating Officer, and any other executive officer of the Company who is designated by the Committee at any time ending on or before the 90th day of each Performance Period as a Participant in this Plan.

          Performance Measure -- The Performance Measure shall be directly and specifically tied to one or more of the following business criteria, determined with respect to the Company: earnings before interest, taxes, depreciation and amortization ("EBITDA"), consolidated pre-tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, cash flow measures, return on equity, return on net assets employed or earnings per share for the applicable Performance Period, subject to such other special rules and conditions as the Committee may establish at any time ending on or before the 90th day of the applicable Performance Measures.

          Performance Period -- shall mean the twelve consecutive month period which coincides with the Company's fiscal year.

          Plan -- shall mean the Starwood Hotels & Resorts Worldwide, Inc. 1999 Annual Incentive Plan for Certain Executives as set forth herein and as from time to time amended.

          Unit -- shall mean a Unit consisting of one share of common stock, par value $.01 per share, of the Company and one Class B share of beneficial interest, par value $.01 per share, of Starwood Hotels & Resorts.

     2.  Administration.

          2.1  Committee.  The Plan shall be administered by the Committee.

          2.2 Determinations Made Prior to Each Performance Period. At any time ending on or before the 90th day of each Performance Period, the Committee shall:

             (a) Designate Participants for that Performance Period.

             (b) Establish the Performance Measures for the Performance Period.

             (c) Determine the formula for determining each Participant's bonus payment for the Performance Period.

          2.3 Certification. Following the close of each Performance Period and prior to payment of any bonus under the Plan, the Committee must certify in writing that the applicable Performance Measure targets and all other factors upon which a bonus is based have been attained.

          2.4 Stockholder Approval. The material terms of this Plan shall be disclosed to and approved by stockholders of the Company in accordance with
     Section 162(m) of the Code. No bonus shall be paid under this Plan unless such stockholder approval has been obtained.

     3.  Bonus Payment.

          3.1 Formula. Each Participant shall be eligible to receive a bonus payment for a Performance Period in an amount established by, or determined under a bonus formula established by, the Committee for the Performance Period based on the attainment of the Performance Measure targets for the Performance Period.

          3.2  Limitations.

             (a) No payment if Performance Measure threshold not achieved. In no event shall any Participant receive a bonus payment hereunder if the minimum threshold Performance Measure requirement applicable to the bonus payment is not achieved during the Performance Period.

             (b) No payment in excess of preestablished amount. No Participant shall receive a bonus payment under this Plan for any Performance Period in excess of $9 million.

             (c) Committee may reduce bonus payment. The Committee retains sole discretion to reduce the amount of or eliminate any bonus otherwise payable to a Participant under this Plan. The Committee may exercise such discretion by establishing conditions for the payment of bonuses in addition to the Performance Measure targets, including the achievement of financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate.

     4.  Bonus Payments.

          4.1 Time and Form of Payments. Not less than 75% of the bonus payment in addition to the Performance Measure targets payable to a Participant under the Plan for a Performance Period shall be paid to the Participant in one or more cash payments as soon as determined by the Committee after it has certified that the Performance Measure targets and all other factors upon which the bonus payment for the Participant is based have been attained.

          4.2 Nontransferability. Participants and beneficiaries shall not have the right to assign, encumber or otherwise anticipate the payments to be made under this Plan, and the benefits provided hereunder shall not be subject to seizure for payment of any debts or judgments against any Participant or any beneficiary.

          4.3 Tax Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

     5.  Deferred Unit Accounts.

          5.1  Deferred Unit Accounts.

             (a) An amount equal to 25%, unless the Committee determines to defer a smaller portion of a Participant's bonus payment, determined in the sole discretion of the Compensation Committee, of the gross bonus payment payable to a Participant under the Plan for a Performance Period may be credited to the Participant's Deferred Unit Account as of the date on which the first cash bonus payment for the Performance Period is paid to the Participant pursuant to Section 4.1. The amount so credited to a Participant's Deferred Unit Account (as adjusted for deemed investment returns hereunder) shall become vested ratably over the three-year period beginning at the end of the Performance Period.

             (b) An amount equal to no more than the amount of the bonus payment payable to a Participant for a Performance Period in excess of $3 million may be credited to the Participant's Deferred Unit Account as of the date on which the first cash bonus payment for the Performance Period is paid to the Participant pursuant to Section 4.1. The amount so credited to a Participant's Deferred Unit Account shall become vested ratably over the remaining term of any applicable employment agreement and shall vest in full upon the Participant's termination of employment for any reason.

          5.2 Deemed Investment of Deferred Unit Accounts. Amounts credited to a Participant's Deferred Unit Account pursuant to subsection 5.1(a) shall be deemed to be invested in whole and fractional Units at a price equal to 75% of the Fair Market Value thereof on the date as of which the amount is credited to the Deferred Unit Account. Amounts credited to a Participant's Deferred Unit Account pursuant to subsection 5.1(b) shall be deemed to be invested in whole and factional Units at a price equal to 100% of the Fair Market Value thereof on the date as of which the amount is credited to the Deferred Unit Account.

          5.3 Distribution of Deferred Unit Accounts. On the earlier of (a) the third anniversary of the end of the applicable Performance Period or
     (b) the date the Participant terminates his/her employment for whatever reason, the Company shall compute the "Distributable Balance" in a Participant's Deferred Unit Account on such date. This Distributable Balance shall include (i) if the Participant's employment has terminated for a reason other than retirement, disability, or death, all vested amounts credited to the Deferred Unit Account (as adjusted for deemed investment returns hereunder), or, (ii) if the Participant's employment has not terminated, all amounts credited to the Deferred Unit Account that are distributable to the Participant on such date (as adjusted for deemed investment returns hereunder), or (iii) if the Participant's employment has terminated by reason of retirement, disability or death, all amounts credited to the Deferred Unit Account (as adjusted for deemed investment returns hereunder). In the event that the Participant becomes disabled, his/her employment shall for these purposes be deemed to terminate on the first day of the month in which he/she begins to receive long-term disability payments under the Company's long-term disability plan. For purposes of this Section 5.3, "disability" shall mean a total physical disability which, in the Company's judgment, prevents the Participant from performing substantially his/her employment duties and responsibilities for a continuous period of at least six months, and "retirement" shall mean retirement as then defined in the Company's tax-qualified retirement plan. All distributions under this Section 5.3 will be made in whole Units and cash equal to the Fair Market Value of any fractional Unit. If a Participant dies before his/her entire Distributable Balance has been paid, the Company shall pay the then undistributed remainder of the Distributable Balance to the Participant's Designated Beneficiary.

          5.4 Designation of Beneficiaries. A Participant may designate a Designated Beneficiary by executing and filing with the Company during his/her lifetime, a beneficiary designation. The Participant may change or revoke any such designation by executing and filing with the Company during his/her lifetime a new beneficiary designation. If any Designated Beneficiary predeceases the Participant, or if any corporation, partnership, trust or other entity which is a Designated Beneficiary is terminated, dissolved, becomes insolvent, is adjudicated bankrupt prior to the date of the Participant's death, or if the Participant fails to designate a beneficiary, then the following persons in the following order shall receive the entire amount which the previous Designated Beneficiary would have been entitled to receive: (i) Participant's spouse, if living;
     (ii) Participant's then living descendants, per stirpes; and (iii) Participant's estate.

          5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any Units, payment by the Participant of any federal, state, local or other taxes which may be required to be withheld or paid in connection with the distribution of Units. In the alternative, the Company may withhold whole Units which would otherwise be delivered to a Participant, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with a distribution (the "Tax Date") in the amount necessary to satisfy any such obligation. Any fraction of a Unit which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.

          5.6 Restrictions on Units. If at any time the Company determines that the listing, registration or qualification of the Units allocated to the Deferred Unit Accounts of Participants upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of Units hereunder, such Units shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Units delivered to any Participant hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          5.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Units other than a regular cash dividend, the number and class of securities deemed to be held in each Deferred Unit Account shall be appropriately adjusted by the Committee. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

          5.8  Change in Control.

          (a) (1) Notwithstanding any provision in the Plan, in the event of a Change in Control, the Committee may, but shall not be required to, make such adjustments to outstanding awards hereunder as it deems appropriate, including, without limitation, causing the unvested amount in a Participant's Deferred Unit Account to vest, or electing that each outstanding Deferred Unit Account shall be canceled by the Company, and that each Participant shall receive, within a specified period of time from the occurrence of the Change in Control, a cash payment from the Company in an amount equal to the number of Units then deemed to be in the Participant's Deferred Unit Account, multiplied by the greater of (x) the highest per Unit price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (y) the Fair Market Value of a Unit on the date of occurrence of the Change in Control.

          (2) In the event of a Change in Control pursuant to subsection (b)(3) or (4) below in connection with which the holders of Units receive shares of common stock that are registered under Section 12 of the Exchange Act, the Committee may, but shall not be required to, substitute for each Unit available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding Unit shall be converted pursuant to such Change in Control.

          (b) For purposes of the Plan, "Change in Control" shall mean:

             (1) Any person (as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof, "Person") is or becomes the beneficial owner within the meaning of Rule 13d-3 promulgated under the Exchange Act (but without regard to any time period specified in Rule 13d-3(d)(1)(i), of 33 1/3 percent or more of either (i) then outstanding Units, including for this purpose Partnership Units of SLT Realty Limited Partnership and SLC Operating Limited Partnership (the "Outstanding Units") or (ii) the combined voting power of then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, (1) any acquisition by the Company or (2) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

             (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other then the Board shall not be deemed a member of the Incumbent Board:

             (3) Consummation by the Company of a reorganization, merger, or consolidation or sale of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Units and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Units and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly 33 1/3 percent or more of the Outstanding Units or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3 percent or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

             (4) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     6. Amendment and Termination. Subject to the provisions of Section 162(m) of the Code, the Committee may amend this Plan prospectively at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan and may likewise terminate or curtail the benefits of this Plan both with regard to persons expecting to receive benefits hereunder in the future and persons already receiving benefits at the time of such action.

     7.  Miscellaneous.

          7.1 Effective Date. Subject to approval by the Company's stockholders, the effective date of the Plan shall be January 1, 1999.

          7.2 Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any ways material or relevant to the construction or interpretation of the Plan or any provision thereof.

          7.3 Applicability to Successors. This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.

          7.4 Employment Rights and Other Benefits Programs. The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, the participant's employment at any time. This Plan shall not replace any contract of employment, whether oral, or written, between the Company and any Participant, but shall be considered a supplement thereto. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. Receipt of benefits hereunder shall have such effect on contributions to and benefits under such other plans or programs as the provisions of each such other plan or program may specify.

          7.5 No Trust Fund Created. This Plan shall not create or be construed to create a trust or separate fund of any kind or fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.

          7.6 Governing Law. The place of administration of the Plan shall be in the State of New York. The corporate law of the State of Maryland shall govern issues relating to the validity and issuance of Units. Otherwise, the Plan shall be construed and administered in accordance with the laws of the State of New York, without giving effect to principles relating to conflict of laws.

          7.7 Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

          7.8 Qualified Performance-Based Compensation. All of the terms and conditions of the Plan shall be interpreted in such a fashion as to qualify all compensation paid hereunder to the maximum extent possible as qualified performance-based compensation within the meaning of Section 162(m) of the Code.

PROXY


                                [STARWOOD LOGO]

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING TO BE HELD AT 10:00 A.M. MAY 26, 1999
                               THE WESTIN FAIRFAX
                        2100 MASSACHUSETTS AVENUE, N.W.
                                WASHINGTON, D.C.

     The undersigned hereby appoints Barry S. Sternlicht and Richard D. Nanula and either of them, proxies to represent the undersigned at the Annual Meeting of Stockholders, and at any adjournment thereof, and thereat to vote all the shares of stock which the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, each dated April 20, 1999 (receipt of which is hereby acknowledged), and in their discretion upon such other matters, if any, as may properly come before the meeting.

     Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, for Proposals 1, 2 and 3).

     You are encouraged to voice your preference by marking the appropriate boxes on the other side. However, you need not mark any boxes if you wish to vote in accordance with the directors' recommendations; just sign on the other side.

                                  (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)


                 DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

FROM THE NORTH: Take I-95 South to the Capital Beltway (I-495). Access I-495 West toward Silver Spring. Proceed approximately six miles to exit 33 (Connecticut Avenue South, Route 185) toward Chevy Chase. Continue on Connecticut Avenue south approximately eight miles to Dupont Circle. Stay in right lane. DO NOT GO UNDER THE CIRCLE. Merge into the circle. Stay in the right lane and take the first right onto Massachusetts Avenue, N.W. The Westin Fairfax is one and one-half blocks on the left.

FROM THE SOUTH: Take I-95 North to I-395 North to the 14th Street Bridge. As the lanes split, stay to the left and follow sign to Route 1 North crossing the bridge. Route 1 becomes 14th Street, N.W. Continue on 14th Street, N.W. approximately 12 blocks and turn left onto K Street, N.W. Continue six blocks to 20th Street, N.W. Turn right on 20th Street, N.W. and continue approximately five and one-half blocks to Massachusetts Avenue, N.W. Turn left on Massachusetts Avenue, N.W. The Westin Fairfax is one block ahead on the left.

FROM THE EAST: Follow Route 50 East to New York Avenue, N.W. Stay on New York Avenue, N.W. to L Street, N.W. Turn right on L Street, N.W. and continue two and one-half blocks to Massachusetts Avenue, N.W. Bear right on Massachusetts Avenue, N.W. Follow Massachusetts Avenue, N.W. through Dupont Circle. The Westin Fairfax will be one and one-half blocks past Dupont Circle.

FROM THE WEST: Take Route 66 East. After you pass the beltway, proceed approximately 11 miles to the Theodore Roosevelt Bridge. As you cross the bridge, stay in the left lane and take the E Street exit. Go through the tunnel. At the first intersection you come to, turn left onto 20th Street, N.W. Continue ten blocks to Massachusetts Avenue, N.W. and turn left. Proceed one block and The Westin Fairfax will be on the left at the corner of 21st Street, N.W. and Massachusetts Avenue, N.W.

On the proxy cards sent to certain stockholders, one of the following three messages has been added:

THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF HOTEL INVESTORS TRUST.

THE SHARES BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED PAIRED SHARES OF STARWOOD HOTELS & RESORTS WORLDWIDE, INC. AND STARWOOD HOTELS & RESORTS.

THE SHARE BALANCE STATED ON THIS PROXY CARD REPRESENTS YOUR UNEXCHANGED SHARES OF ITT CORPORATION.

                                                                                                                  Please mark
                                                                                                                  your votes as
                                                                                                                  indicated in   [X]
                                                                                                                  this example.

The Directors Recommend a Vote "FOR"
Proposals 1, 2 and 3.

                FOR all nominees listed below        WITHHOLD AUTHORITY
                    (except as marked to           to vote for all nominees
                     the contrary below)                listed below
1-Election of
  Directors:                [ ]                              [ ]        2-Approval of the Starwood
                                                                          Hotels & Resorts Worldwide, Inc.   FOR   AGAINST   ABSTAIN
                                                                          1999 Long-Term Incentive           [ ]     [ ]       [ ]
                                                                          Compensation Plan.
NOMINEES: Barnes, Duncan, Leven, Quazzo, Stern and Troubh
(Instruction: To withhold authority to vote for any individual          3-Approval of the Starwood
nominee, print that nominee's name in the space provided below.)          Hotels & Resorts Worldwide, Inc.   FOR   AGAINST   ABSTAIN
                                                                          1999 Annual Incentive Plan         [ ]     [ ]       [ ]
                                                                          for Certain Executives.

                                                                                CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.  [ ]



                                                                  Signature(s)__________________________ Dated _____________, 1999

                                                                  ______________________________________ Dated _____________, 1999
                                                                  In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title.

                                         DETACH HERE AND MAIL IN THE ENCLOSED ENVELOPE
------------------------------------------------------------------------------------------------------------------------------------

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE BRING THIS ENTIRE LOWER PORTION
OF THIS CARD (SPEAKER CARD AND ADMISSION CARD) WITH YOU.

IF YOU PLAN TO SPEAK AT THE ANNUAL MEETING, PLEASE COMPLETE THE FOLLOWING:

Stockholder Name_____________________________________________________________________________                      SPEAKER
                                     (Please print clearly)                                                          CARD

City__________________________________________________ State ________________________________




                                                       PLEASE DO NOT DETACH
------------------------------------------------------------------------------------------------------------------------------------

                                                          [STARWOOD LOGO]

                                                1999 ANNUAL MEETING OF STOCKHOLDERS
                                                     May 26, 1999 -- 10:00 A.M.

                                                        The Westin Fairfax                                         ADMISSION
                                                  2100 Massachusetts Avenue, N.W.                                    CARD
                                                          Washington, D.C.

                                                  Please bring this card with you
                                                  to the meeting. Its presentation
                                                 will assure your prompt admittance.

                                                    This card in not transferable.
